    As filed with the Securities and Exchange Commission on March 31, 2000

                                                             File Nos. 333-37115
                                                                        811-8399

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         Registration Statement Under the Securities Act of 1933            /X/

                        Post-Effective Amendment No. 6                      /X/

                                      and

      Registration Statement Under the Investment Company Act of 1940      /X/

                               Amendment No. 8                             /X/


                        PIMCO VARIABLE INSURANCE TRUST
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)

                           840 Newport Center Drive
                        Newport Beach, California 92660
                        -------------------------------
             (Address of Principal Executive Offices)  (Zip Code)
              Registrant's Telephone Number, including area code:
                                (714) 760-4867

        Robert W. Helm, Esq.            R. Wesley Burns
        Dechert Price & Rhoads          Pacific Investment Management Company
        1775 Eye Street, N.W.           840 Newport Center Drive, Suite 300
        Washington, D.C.  20006         Newport Beach, California 92660

                    (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box):

/X/ Immediately upon filing          / / On (date) pursuant to paragraph (b)
    pursuant to paragraph (b)
/ / 60 days after filing             / / On (date) pursuant to paragraph (a)(1)
    pursuant to paragraph (a)(1)
/ / 75 days after filing             / / On (date) pursuant to
    pursuant to paragraph (a)(2)         paragraph (b) of Rule 485

    If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                             Cross-Reference Sheet
                              Required By Rule 495
                        Under The Securities Act of 1933


                                     PART A

                       Information Required in Prospectus
                       ----------------------------------


Item Number        Heading
-----------        -------

1                  Front and Back Cover Pages

2                  Investment Objective; Main
                   Investment Strategies; Risk Factors;
                   Performance

3                  Fees and Expenses

4                  Overview; Investment Objective; Main
                   Investment Strategies; Risk Factors; Risk
                   Factors and Special Considerations

5                  Not Applicable

6                  Management of the Trust

7                  Purchase of Shares; Redemption of Shares;
                   Taxes

8                  Not Applicable

9                  Financial Highlights

                                    PART B

          Information Required in Statement of Additional Information
          -----------------------------------------------------------

Item Number        Heading
-----------        -------

10                 Cover Page and Table of Contents

11                 Description of Trust

12                 Investment Objectives and Policies;
                   Investment Restrictions

13                 Trustees and Officers

14                 Voting Rights

15                 Management of the Trust; Distribution of
                   Trust Shares; Custodian

16                 Portfolio Transactions and Brokerage

17                 [Other Information]

18                 [Distribution of Trust Shares; Net Asset Value]

19                 Taxation

20                 Distribution of Trust Shares

21                 Performance Information

22                 Financial Statements

                      PIMCO Funds Prospectus


                      ----------------------------------------------------------
PIMCO                 SHORT DURATION BOND PORTFOLIOS
Variable              Money Market Portfolio
Insurance             Short-Term Bond Portfolio
Trust                 Low Duration Bond Portfolio

April 1, 2000         ----------------------------------------------------------
                      INTERMEDIATE DURATION BOND PORTFOLIOS
                      Real Return Bond Portfolio
                      Total Return Bond Portfolio
                      Total Return Bond Portfolio II
                      High Yield Bond Portfolio

                      ----------------------------------------------------------
                      LONG DURATION BOND PORTFOLIOS
                      Long-Term U.S. Government Bond Portfolio

                      ----------------------------------------------------------
                      INTERNATIONAL BOND PORTFOLIOS
                      Global Bond Portfolio
                      Foreign Bond Portfolio
                      Emerging Markets Bond Portfolio

                      ----------------------------------------------------------
                      STOCK AND BOND PORTFOLIOS
                      Strategic Balanced Portfolio

                      ----------------------------------------------------------
                      STOCK PORTFOLIOS
                      StocksPLUS Growth and Income Portfolio




                                                                   P  I  M  C  O
This cover is not part of the Prospectus                           -------------
                                                                       F U N D S

            Prospectus



PIMCO       This prospectus describes 13 separate investment portfolios (the
Variable    "Portfolios"), offered by the PIMCO Variable Insurance Trust (the
Insurance   "Trust"). The Portfolios provide access to the professional
Trust       investment management services offered by Pacific Investment
            Management Company ("PIMCO"). The investments made by the
            Portfolios at any given time are not expected to be the same as
April 1,    those made by other mutual funds for which PIMCO acts as
2000        investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolios.
            Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds.

            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies which fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1  PIMCO Variable Insurance Trust

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Money Market Portfolio.........................................   5
           Short-Term Bond Portfolio......................................   7
           Low Duration Bond Portfolio....................................   9
           Real Return Bond Portfolio.....................................  11
           Total Return Bond Portfolio....................................  13
           Total Return Bond Portfolio II.................................  15
           High Yield Bond Portfolio......................................  17
           Long-Term U.S. Government Bond Portfolio.......................  19
           Global Bond Portfolio..........................................  21
           Foreign Bond Portfolio.........................................  23
           Emerging Markets Bond Portfolio................................  25
           Strategic Balanced Portfolio...................................  27
           StocksPLUS Growth and Income Portfolio.........................  29
         Summary of Principal Risks.......................................  31
         Management of the Portfolios.....................................  34
         Investment Options...............................................  36
         Purchases and Redemptions........................................  37
         How Portfolio Shares are Priced..................................  38
         Tax Consequences.................................................  39
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  39
         Financial Highlights.............................................  49
         Appendix A--Description of Securities Ratings.................... A-1


                                                                  Prospectus  2

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

                                                                                                                      Non-U.S.
                                                                                                                      Dollar
                                                                                                                      Denominated
                                            Main Investments                Duration             Credit Quality(1)    Securities(2)
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration     Money Market             Money market instruments        (Less than or        Min 95% Aaa or       0%
Bond Portfolios                                                             equal to) 90 days    Prime 1; (less
                                                                            dollar-weighted      than or equal to)
                                                                            average maturity     5% Aa or Prime 2
                   ----------------------------------------------------------------------------------------------------------------
                   Short-Term Bond          Money market instruments and    0-1 year             B to Aaa; max 10%    0-5%(3)
                                            short maturity fixed income                          below Baa
                                            securities
                   ----------------------------------------------------------------------------------------------------------------
                   Low Duration Bond        Short maturity fixed income     1-3 years            B to Aaa; max 10%    0-20%(3)
                                            securities                                           below Baa

-----------------------------------------------------------------------------------------------------------------------------------
Intermediate       Real Return Bond         Inflation-indexed fixed         N/A                  B to Aaa; max 10%    0-20%(3)
Duration Bond                               income securities                                    below Baa
Portfolios
                   ----------------------------------------------------------------------------------------------------------------
                   Total Return Bond        Intermediate maturity fixed     3-6 years            B to Aaa; max 10%    0-20%(3)
                                            income securities                                    below Baa

                   ----------------------------------------------------------------------------------------------------------------
                   Total Return Bond II     Intermediate maturity fixed     3-6 years            Baa to Aaa           0%
                                            income securities with
                                            quality and non-U.S. issuer
                                            restrictions
                   ----------------------------------------------------------------------------------------------------------------
                   High Yield Bond          Higher yielding fixed           2-6 years            B to Aaa; min 65%    0-15%(4)
                                            income securities                                    below Baa
-----------------------------------------------------------------------------------------------------------------------------------
Long Duration      Long-Term                Long-term maturity fixed        (Greater than or     A to Aaa             0%
Bond Portfolios    U.S. Government          income securities               equal to) 8 years
-----------------------------------------------------------------------------------------------------------------------------------
International      Global Bond              U.S. and non-U.S.               3-7 years            B to Aaa; max        25-75%(5)
Bond Portfolios                             intermediate maturity fixed                          10% below Baa
                                            income securities
                   ----------------------------------------------------------------------------------------------------------------
                   Foreign Bond             Intermediate maturity hedged    3-7 years            B to Aaa; max        (Greater than
                                            non-U.S. fixed income                                10% below Baa        or equal to)
                                            securities                                                                85%(5)
                   ----------------------------------------------------------------------------------------------------------------
                   Emerging Markets Bond    Emerging market fixed income    0-8 years            B to Aaa             (Greater than
                                            securities                                                                or equal to)
                                                                                                                      80%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Stock and Bond     Strategic Balanced       Intermediate maturity fixed-    0-6 years            B to Aaa; max        0-20%(3)
Portfolios                                  income securities and S&P                            10% below Baa
                                            500 stock index derivatives
-----------------------------------------------------------------------------------------------------------------------------------
Stock              StocksPLUS Growth and    S&P 500 stock index             0-1 year             B to Aaa; max        0-20%(3)
Portfolios         Income                   derivatives backed by a                              10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
-----------------------------------------------------------------------------------------------------------------------------------
(1)  As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2)  Each Portfolio (except the Total Return Bond II and Long-Term U.S. Government Portfolios) may invest beyond this limit in
     U.S. dollar-denominated securities.
(3)  The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.
(5)  The percentage limitation relates to securities of foreign issuers, denominated in any currency.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Money Market, Short-Term
Income      Bond, Low Duration Bond, Real Return Bond, Total Return Bond,
Instruments Total Return Bond II, High Yield Bond, Long-Term U.S. Government,
            Global Bond, Foreign Bond and Emerging Markets Bond Portfolios.
            Each of the Fixed Income Portfolios differs from the others primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Portfolio invests at least 65% of its assets in "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;

            . mortgage-backed and other asset-backed securities;

            . inflation-indexed bonds issued both by governments and
              corporations;

            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

            . delayed funding loans and revolving credit facilities;

            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;

            . repurchase agreements and reverse repurchase agreements;

            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and

            . obligations of international agencies or supranational entities.


Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality

            . investment grade

            . below investment grade ("high yield securities" or "junk bonds")

            For a further description of credit ratings, see "Appendix A-- Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Perfor-     performance information and fees and expenses. A more detailed
mance       "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolios begins after the Portfolio Summaries.


             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  4

            PIMCO Money Market Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus     Credit Quality
Investments   Seeks maximum current   Money market        Minimum 95% rated Aaa
and           income, consistent      instruments         or Prime 1; (less
Strategies    with preservation of                        than or equal to) 5%
              capital and daily       Average Portfolio   Aa or Prime 2
              liquidity               Maturity
                                      (Less than or       Dividend Frequency
                                      equal to) 90 days   Declared daily and
                                      dollar-weighted     distributed monthly
                                      average maturity

            The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

             The Portfolio may invest in the following: obligations of the
            U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

             The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

--------------------------------------------------------------------------------

Principal   An investment in the Portfolio is not insured or guaranteed by the
Risks       Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk      . Market Risk
              . Credit Risk             . Issuer Risk
              . Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.


5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                       Total Annual                      Net Portfolio
                            Advisory Service Other     Portfolio Operating  Expense      Operating
            Share Class     Fees     Fees    Expenses  Expenses             Reduction(3) Expenses
            -------------------------------------------------------------------------------------
            Institutional   0.15%    None    0.21%(1)  0.36%                (0.01%)      0.35%
            -------------------------------------------------------------------------------------
            Administrative  0.15%    0.15%   0.97%(2)  1.27%                (0.77%)      0.50%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.20% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.20% administrative fee and 0.77%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.35% and 0.50%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                        Year 1                Year 3
            --------------------------------------------------------------------
            Institutional                      $36                 $115
            --------------------------------------------------------------------
            Administrative                      51                  327
            --------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO Short-Term Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective     Portfolio Focus      Credit Quality
Investments   Seeks maximum current    Money market         B to Aaa; maximum
and           income, consistent       instruments and      10% below Baa
Strategies    with preservation of     short maturity
              of capital and daily     fixed income         Dividend Frequency
              liquidity                securities           Declared daily and
                                                            distributed monthly
                                       Average Portfolio
                                       Duration
                                       0-1 year

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO's forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk   . Issuer Risk        . Leveraging Risk
              . Credit Risk          . Derivatives Risk   . Management Risk
              . Market Risk          . Mortgage Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.


7  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)      None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.21%(1) 0.46%               (0.01%)      0.45%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   1.02%(2) 1.42%               (0.82%)      0.60%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.20% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.20% administrative fee and 0.82%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.45% and 0.60%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $46                 $147
            --------------------------------------------------------------------
            Administrative                     61                  369
            --------------------------------------------------------------------

                                                                   Prospectus  8

            PIMCO Low Duration Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus        Credit Quality
Investments   Seeks maximum total     Short maturity fixed   B to Aaa; maximum
and           return, consistent      income securities      10% below Baa
Strategies    with preservation of
              capital and prudent     Average Portfolio      Dividend Frequency
              investment management   Duration               Declared daily and
                                      1-3 years              distributed monthly

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk  . Derivatives Risk        . Currency Risk
              . Credit Risk         . Liquidity Risk          . Leveraging Risk
              . Market Risk         . Mortgage Risk           . Management Risk
              . Issuer Risk         . Foreign Investment Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.


9  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)      None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.26%(1) 0.51%               (0.01%)      0.50%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.38%(2) 0.78%               (0.13%)      0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.25% administrative fee and 0.13%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $51                 $163
            --------------------------------------------------------------------
            Administrative                     66                  236
            --------------------------------------------------------------------

                                                                  Prospectus  10

              PIMCO Real Return Bond Portfolio

--------------------------------------------------------------------------------

Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective
and                                  Inflation indexed    B to Aaa; maximum
Strategies    Seeks maximum          fixed income         10% below Baa
              real return,           securities
              consistent with                             Dividend
              preservation of        Average Portfolio    Frequency
              real capital and       Duration
              prudent                                     Declared daily and
              investment             See description      distributed monthly
              management             below

            The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

             Because of the unique features of inflation-indexed bonds, PIMCO uses a modified form of duration for the Portfolio ("real duration") which measures price changes as a result of changes in "real" interest rates. A "real" interest rate is the market interest rate minus expected inflation. There is no limit on the real duration of the Portfolio, but it is expected that the average real duration of this Portfolio will normally vary approximately within the range of the average real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate, which as of March 7, 2000 was 9.0 years. For point of reference, it is expected that the average portfolio duration (as opposed to real duration) of the Portfolio will generally vary within a one- to five-year time frame, although this range is subject to change.

             The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

            . Interest Rate Risk . Derivatives Risk           . Currency Risk
            . Credit Risk        . Liquidity Risk             . Leveraging Risk
            . Market Risk        . Issuer Non-Diversification . Management Risk
            . Issuer Risk          Risk
                                 . Foreign Investment Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

11 PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(3) Expenses
         ---------------------------------------------------------------------------------
         Institutional   0.25%    None    0.26%(1) 0.51%        (0.01%)      0.50%
         ---------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.52%(2) 0.92%        (0.27%)      0.65%
         ---------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.25% administrative fee and 0.27%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $51                 $163
            --------------------------------------------------------------------
            Administrative                     66                  266
            --------------------------------------------------------------------

                                                                  Prospectus  12

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective
and                                  Intermediate         B to Aaa; maximum
Strategies    Seeks maximum          maturity fixed       10% below Baa
              total return,          income
              consistent with        securities           Dividend Frequency
              preservation of
              capital and            Average Portfolio    Declared daily and
              prudent                Duration             distributed monthly
              investment
              management             3-6 years


            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate Risk  .  Derivatives Risk    .  Currency Risk
              .  Credit Risk         .  Liquidity Risk      .  Leveraging Risk
              .  Market Risk         .  Mortgage Risk       .  Management Risk
              .  Issuer Risk         .  Foreign Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

13 PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

            Calendar Year Total Returns -- Administrative Class

          [BAR CHART OF TOTAL RETURN
           PORTFOLIO APPEARS HERE]
                                            Highest and Lowest Quarter Returns
                Annual Return               (for periods shown in the bar chart)
                                            ------------------------------------
               '98        '99               Highest (3rd Qtr. '98)         5.43%
              ------     ------             ------------------------------------
               8.61%     -0.58%             Lowest (2nd Qtr. '99)        (0.94%)

        Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Portfolio
                                                                  Inception
                                                   1 Year         (12/31/97)
            --------------------------------------------------------------------
            Administrative Class                   (0.58%)        3.91%
            --------------------------------------------------------------------
            Lehman Aggregate Bond Index(1)         (0.82%)        3.82%
            --------------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(3) Expenses
         ---------------------------------------------------------------------------------
         Institutional   0.25%    None    0.26%(1) 0.51%        (0.01%)      0.50%
         ---------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(2) 0.69%        (0.04%)      0.65%
         ---------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class          Year 1       Year 3       Year 5      Year 10
            --------------------------------------------------------------------
            Institutional        $51          $163         $284        $640
            --------------------------------------------------------------------
            Administrative        66           217          380         855
            --------------------------------------------------------------------

                                                                  Prospectus  14

            PIMCO Total Return Portfolio II

--------------------------------------------------------------------------------

Principal     Investment Objective  Portfolio Focus   Credit Quality
Investments   Seeks maximum         Intermediate      Baa to Aaa
and           total return,         maturity fixed
Strategies    consistent with       income            Dividend Frequency
              preservation of       securities        Declared daily and
              capital and                             distributed monthly
              prudent               Average Portfolio
              investment            Duration
              management            3-6 years


            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate Risk .  Issuer Risk       .  Leveraging Risk
              .  Credit Risk        .  Derivatives Risk  .  Liquidity Risk
              .  Market Risk        .  Mortgage Risk     .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

15 PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.26%(1) 0.51%               (0.01%)      0.50%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.38%(2) 0.78%               (0.13%)      0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.25% administrative fee and 0.13%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $51                 $163
            --------------------------------------------------------------------
            Administrative                     66                  236
            --------------------------------------------------------------------

                                                                  Prospectus  16

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective     Portfolio Focus      Credit Quality
Investments   Seeks maximum total      Higher yielding      B to Aaa; minimum
and           return, consistent       fixed income         65% below Baa
Strategies    with preservation of     securities
              capital and prudent
              investment management    Average Portfolio    Dividend Frequency
                                       Duration             Declared daily and
                                       2-6 years            distributed monthly


            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk . Issuer Risk       . Foreign Investment Risk
              . Credit Risk        . Liquidity Risk    . Currency Risk
              . High Yield Risk    . Derivatives Risk  . Leveraging Risk
              . Market Risk        . Mortgage Risk     . Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

17  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

         [BAR CHART OF HIGH YIELD
          PORTFOLIO APPEARS HERE]           Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
              Annual Return                 ------------------------------------
                                            Highest (4th Qtr.'98)          3.26%
                  '99                       ------------------------------------
                 ------                     Lowest (3rd Qtr. '98)        (2.40%)
                  3.01%                     ------------------------------------

      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Portfolio
                                                                  Inception
                                                   1 Year         (04/30/98)
            --------------------------------------------------------------------
            Administrative Class                   3.01%          2.88%
            --------------------------------------------------------------------
            Lehman Brothers BB Intermediate
             Corporate Index(1)                    2.20%          3.02%
            --------------------------------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.36%(1) 0.61%               (0.01%)      0.60%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(2) 0.75%                0.00%       0.75%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.35% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflects a 0.35% administrative fee.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.60% and 0.75%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class             Year 1      Year 3      Year 5     Year 10
            --------------------------------------------------------------------
            Institutional           $61         $194        $339       $761
            --------------------------------------------------------------------
            Administrative           77          240         417        930
            --------------------------------------------------------------------

                                                                  Prospectus  18

            PIMCO Long-Term U.S. Government Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus       Credit Quality
Investments   Seeks maximum total     Long-term maturity    A to Aaa
and           return, consistent      fixed income
Strategies    with preservation of    securities            Dividend Frequency
              capital and prudent                           Declared daily and
              investment management   Average Portfolio     distributed monthly
                                      Duration
                                      (Greater than or
                                      equal to) 8 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

             The Portfolio's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its assets in securities rated A by Moody's or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody's or AA by S&P.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk  . Issuer Risk        . Leveraging Risk
              . Credit Risk         . Derivatives Risk   . Management Risk
              . Market Risk         . Mortgage Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

19  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.26%(1) 0.51%               (0.01%)          0.50%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.31%(2) 0.71%               (0.06%)          0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.25% administrative fee and 0.06%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $51                 $163
            --------------------------------------------------------------------
            Administrative                     66                  221
            --------------------------------------------------------------------

                                                                  Prospectus  20

            PIMCO Global Bond Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus      Credit Quality
Investments   Seeks maximum total     U.S. and non-U.S.    B to Aaa; maximum
and           return, consistent      intermediate         10% below Baa
Strategies    with preservation of    maturity fixed
              capital and prudent     income securities    Dividend Frequency
              investment management                        Declared daily and
                                      Average Portfolio    distributed monthly
                                      Duration
                                      3-7 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Portfolio invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

             PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Portfolio's assets. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

             . Interest Rate  . Foreign Investment          . Mortgage Risk
               Risk             Risk                        . Derivatives Risk
             . Credit Risk    . Currency Risk               . Leveraging Risk
             . Market Risk    . Issuer Non-Diversification  . Management Risk
             . Issuer Risk      Risk
                              . Liquidity Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this portfolio is not provided because Information this Portfolio has not commenced operations as of the date if this
            Prospectus.

21  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                         Advisory Service Other       Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses(1) Expenses            Reduction(2) Expenses
         -------------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.78%       1.03%               (0.28%)      0.75%
         -------------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.78%       1.18%               (0.28%)      0.90%
         -------------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the Portfolio, reflect a 0.50% administrative fee and 0.28% representing the Portfolio's estimated organizational expenses and pro rata Trustees' fees.

            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% and 0.90%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $77                 $300
            --------------------------------------------------------------------
            Administrative                     92                  347
            --------------------------------------------------------------------

                                                                  Prospectus  22

            PIMCO Foreign Bond Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus      Credit Quality
Investments   Seeks maximum total     Intermediate         B to Aaa; maximum
and           return, consistent      maturity hedged      10% below Baa
Strategies    with preservation of    non-U.S. fixed
              capital and prudent     income securities    Dividend Frequency
              investment management                        Declared daily and
                                      Average Portfolio    distributed monthly
                                      Duration
                                      3-7 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

            . Interest Rate Risk . Foreign Investment Risk    . Mortgage Risk
            . Credit Risk        . Currency Risk              . Derivatives Risk
            . Market Risk        . Issuer Non-Diversification . Leveraging Risk
            . Issuer Risk          Risk                       . Management Risk
                                 . Liquidity Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

23  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.25%    None    0.51%(1) 0.76%               (0.01%)      0.75%
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.85%(2) 1.25%               (0.15%)      1.10%(4)
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.50% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.

            (2) "Other Expenses" reflect a 0.50% administrative fee and 0.15%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% and 0.90%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            (4) Ratio of net expenses to average net assets excluding interest expense is 0.90% for the Administrative Class.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $ 77                $242
            --------------------------------------------------------------------
            Administrative                     112                 382
            --------------------------------------------------------------------

                                                                  Prospectus  24

            PIMCO Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective  Portfolio Focus      Credit Quality
Investments   Seeks maximum         Emerging market      B to Aaa
and           total return,         fixed income
Strategies    consistent with       securities           Dividend Frequency
              preservation of                            Declared daily and
              capital and           Average Portfolio    distributed monthly
              prudent               Duration
              investment            0-8 years
              management


            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country's securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets in the country. The average portfolio duration of this Portfolio varies based on PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

             PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Portfolio emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Portfolio's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Portfolio likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Portfolio may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

             The Portfolio may invest substantially all of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk . Emerging Markets Risk   . Liquidity Risk
              . Credit Risk        . Foreign Investment Risk . Derivatives Risk
              . High Yield Risk    . Currency Risk           . Leveraging Risk
              . Market Risk        . Issuer                  . Management Risk
              . Issuer Risk          Non-Diversification
                                     Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information this Portfolio has not commenced operations as of the date of this
            Prospectus.

25 PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)      None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                         Advisory Service Other       Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses(1) Expenses            Reduction(2) Expenses
         -------------------------------------------------------------------------------------------
         Institutional   0.45%    None    0.68%       1.13%               (0.28%)      0.85%
         -------------------------------------------------------------------------------------------
         Administrative  0.45%    0.15%   0.68%       1.28%               (0.28%)      1.00%
         -------------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the Portfolio, reflect a 0.40% administrative fee and 0.28% representing the Portfolio's estimated organizational expenses and pro rata Trustees' fees.


            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.85% and 1.00%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $ 87                $331
            --------------------------------------------------------------------
            Administrative                     102                 378
            --------------------------------------------------------------------

                                                                  Prospectus  26

            PIMCO Strategic Balanced Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective    Portfolio Focus      Credit Quality
Investments   Seeks maximum total     Intermediate         B to Aaa; maximum
and           return, consistent      maturity fixed       10% below Baa
Strategies    with preservation of    income securities
              capital and prudent     and S&P 500 stock
              investment management   index derivatives    Dividend Frequency
                                                           Declared and
                                      Average Portfolio    distributed quarterly
                                      Duration
                                      0-6 years

            The Portfolio seeks to achieve its investment objective by normally investing in a combination of fixed income securities and equity securities or derivatives on equity securities. The percentage of the Portfolio's assets invested in equities and equity derivatives or in fixed income securities will be determined based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income securities within specific phases of the business cycle. The Portfolio's equity exposure will vary between 45% and 75% of assets, and its fixed income exposure will range from a minimum of 25% to a maximum of 55%.

             The Portfolio's equity exposure normally consists of S&P 500 derivatives, backed by a portfolio of short-term Fixed Income Instruments. PIMCO uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Portfolio, with a view toward enhancing the Portfolio's total return investment performance. Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest the equity portion of its assets in a "basket" of S&P 500 stocks.

             The Portfolio's fixed income exposure will normally consist of a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the fixed income portion of this Portfolio's assets will normally vary within a three- to six-year time frame. The Fixed Income Instruments in which the Portfolio invests are primarily investment grade, but the Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of net income earned on the Portfolio's investments, plus capital appreciation arising from increases in the market value of the Portfolio's holdings.

--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Derivatives Risk      . Mortgage Risk
              . Issuer Risk          . Liquidity Risk        . Leveraging Risk
              . Interest Rate Risk   . Foreign Investment    . Management Risk
              . Credit Risk            Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance Performance information for this Portfolio is not provided because Information this Portfolio has not commenced operations as of the date of this
            Prospectus.

27  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                         Advisory Service Other       Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses(1) Expenses            Reduction(2) Expenses
         -------------------------------------------------------------------------------------------
         Institutional   0.40%    None    0.48%       0.88%               (0.28%)      0.60%
         -------------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.48%       1.03%               (0.28%)      0.75%
         -------------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the Portfolio, reflect a 0.20% administrative fee and 0.28% representing the Portfolio's estimated organizational expenses and pro rata Trustees' fees.


            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.60% and 0.75%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                       Year 1              Year 3
            --------------------------------------------------------------------
            Institutional                     $61                 $253
            --------------------------------------------------------------------
            Administrative                     77                  300
            --------------------------------------------------------------------

                                                                  Prospectus  28

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------

Principal     Investment Objective   Portfolio Focus      Credit Quality
Investments   Seeks total            S&P 500 stock        B to Aaa; maximum
and           return which           index derivatives    10% below Baa
Strategies    exceeds that of        backed by a
              the S&P 500            portfolio of         Dividend Frequency
                                     short-term fixed     Declared and
                                     income securities    distributed
                                                          quarterly
                                     Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------

Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk       . Interest Rate Risk       . Mortgage Risk
              . Issuer Risk       . Liquidity Risk           . Leveraging Risk
              . Derivatives Risk  . Foreign Investment Risk  . Management Risk
              . Credit Risk       . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------

Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

29 PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

               [BAR CHART OF STOCKSPLUS
            GROWTH AND INCOME APPEARS HERE]
                                                Highest and Lowest Quarter Returns
                     Annual Return              (for periods shown in the bar chart)
                                                -----------------------------------
                     '98       '99              Highest (4th Qtr. '98)       21.95%
                    ------    ------            -----------------------------------
                    30.11%    19.85%            Lowest (3rd Qtr. '98)        -8.82%

            Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                              Portfolio
                                                              Inception
                                           1 Year             (12/31/97)
            --------------------------------------------------------------------
            Administrative Class           19.85%             24.87%
            --------------------------------------------------------------------
            S&P 500 Index(1)               21.04%             24.75%
            --------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(3) Expenses
         ----------------------------------------------------------------------------------------
         Institutional   0.40%    None    0.11%(1) 0.51%               (0.01%)      0.50%
         ----------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(2) 0.65%                0.00%       0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.10% administrative fee and 0.01% representing the class' estimated pro rata Trustee's fees.

            (2) "Other Expenses" reflects a 0.10% administrative fee.

            (3) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class            Year 1      Year 3      Year 5     Year 10
            --------------------------------------------------------------------
            Institutional          $51         $163        $284       $640
            --------------------------------------------------------------------
            Administrative          66          208         362        810
            --------------------------------------------------------------------

                                                                  Prospectus  30

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

31  PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Portfolio invests in emerging market securities of issuers
Risk        based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

              Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus 32

            Portfolio, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer      Focusing investments in a small number of issuers, industries or
Non-        foreign currencies increases risk. Portfolios that are "non-
Diversifi-  diversified" may invest a greater percentage of their assets in
cation      the securities of a single issuer (such as bonds issued by a
Risk        particular state) than Portfolios that are "diversified."
            Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.


Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

33  PIMCO Variable Insurance Trust

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio                                          Advisory Fees
            -------------------------------------------------------------
         Money Market Portfolio                                 0.30%
         Short-Term Bond Portfolio                              0.35%
         High Yield Bond and Strategic Balanced Portfolios      0.50%
         Global Bond and Foreign Bond Portfolios                0.60%
         Emerging Markets Bond Portfolio                        0.65%
         All other Portfolios                                   0.40%

             As of April 1, 2000, the Portfolios pay monthly advisory fees to
            PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):


         Portfolio                                            Advisory Fees
            ---------------------------------------------------------------
         Money Market Portfolio                                   0.15%
         StocksPLUS Growth and Income and Strategic Balanced
          Portfolios                                              0.40%
         Emerging Markets Bond Portfolio                          0.45%
         All other Portfolios                                     0.25%

            Each Portfolio pays for the administrative services it requires
Adminis-    under a fee structure which is essentially fixed. Shareholders of
trative     each class of each Portfolio pay an administrative fee to PIMCO,
Fees        computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio                                Administrative Fees
            ---------------------------------------------------------
         Money Market Portfolio                          0.20%
         Global Bond and Foreign Bond Portfolios         0.30%
         Emerging Markets Bond Portfolio                 0.35%
         All other Portfolios                            0.25%

             As of April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                                     Administrative Fees
            --------------------------------------------------------------
         StocksPLUS Growth & Income Portfolio                 0.10%
         Money Market, Short-Term Bond, and Strategic
          Balanced Portfolios                                 0.20%
         High Yield Portfolio                                 0.35%
         Emerging Markets Bond Portfolio                      0.40%
         Global Bond and Foreign Bond Portfolios              0.50%
         All other Portfolios                                 0.25%


                                                                 Prospectus  34

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.


Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

         Portfolio                      Portfolio Manager    Since  Recent Professional Experience
         -------------------------------------------------------------------------------------------------------
         Money Market                   Paul A. McCulley     9/99*  Executive Vice President, PIMCO. He has
         Short-Term Bond                                     9/99*  managed fixed income assets since joining
                                                                    PIMCO in 1999. Prior to joining PIMCO, Mr.
                                                                    McCulley was associated with Warburg Dillon
                                                                    Read as a Managing Director from 1992-1999
                                                                    and Head of Economic and Strategy Research
                                                                    for the Americas from 1995-1999, where he
                                                                    managed macro research world-wide.

         Low Duration Bond              William H. Gross     2/99*  Managing Director, Chief Investment Officer
         Total Return Bond                                   12/97* and a founding partner of PIMCO. He leads a
         Total Return Bond II                                5/99*  team which manages the Strategic Balanced
         Strategic Balanced                                  **     and StocksPLUS Portfolio.
         StocksPLUS                                          12/97*
          Growth and Income

         Real Return Bond               John B. Brynjolfsson 9/99*  Executive Vice President, PIMCO. He joined
                                                                    PIMCO as a Portfolio Manager in 1989, and
                                                                    has managed fixed income accounts for
                                                                    various institutional clients and funds
                                                                    since that time.

         High Yield Bond                Benjamin L. Trosky   4/98*  Managing Director, PIMCO. He joined PIMCO as
                                                                    a Portfolio Manager in 1990.

         Long-Term U.S. Government Bond Chris P. Dialynas    4/00   Managing Director, PIMCO. He is a Portfolio
                                                                    Manager and a senior member of PIMCO's
                                                                    investment strategy group, and has been
                                                                    associated with PIMCO since 1980.

         Foreign Bond                   Lee R. Thomas, III   2/99*  Managing Director and Senior International
         Global Bond                                         **     Portfolio Manager, PIMCO. He joined PIMCO as
                                                                    a Portfolio Manager in 1995, and has managed
                                                                    fixed income accounts for various
                                                                    institutional clients and funds since that
                                                                    time. Prior to joining PIMCO, he was
                                                                    associated with Investcorp as a member of
                                                                    the management committee responsible for
                                                                    global securities and foreign exchange
                                                                    trading.

         Emerging Markets Bond          Mohamed A. El-Erian  **     Managing Director, PIMCO. He joined PIMCO as
                                                                    a Portfolio Manager in 1999. Prior to
                                                                    joining PIMCO, he was a Managing Director
                                                                    from 1998-1999 for Salomon Smith
                                                                    Barney/Citibank, where he was head of
                                                                    emerging markets research. Prior to that he
                                                                    was associated with the International
                                                                    Monetary Fund as a Deputy Director and
                                                                    Advisor from 1983-1998.

            -------
            *  Since inception of the Portfolio.

            ** Portfolio has not commenced operation as of the date of this
               Prospectus.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Portfolios in this Prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are subject to a higher level of operating expenses than Institutional Class shares due to an additional service fee paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

35  PIMCO Variable Insurance Trust

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


Purchasing  Purchases and Redemptions
Shares
            Investors do not deal directly with the Portfolios to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

            As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus  36
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Institutional and Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             Except for the Money Market Portfolio, for purposes of
            calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

37 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Portfolios may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service fees paid by Administrative Class shares. Generally, for Portfolio that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus  38

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.
Government U.S. Government securities are obligations of and, in certain Securities cases, guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.


Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.


Mortgage-   Each Portfolio (except the Money Market Portfolio) may invest all
Related     of its assets in mortgage- and asset-backed securities. Mortgage-
and Other   related securities include mortgage pass-through securities,
Asset-      collateralized mortgage obligations ("CMOs"), commercial mortgage-
Backed      backed securities, mortgage dollar rolls, CMO residuals, stripped
Securities  mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

39  Variable Insurance Trust

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus  40

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. Each
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and (except for the Money Market Portfolio) engage in
Securities  credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each
            Portfolio (except the Money Market Portfolio) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


Event-      Each Portfolio (except the Money Market Portfolio) may invest in
Linked      "event-linked bonds," which are fixed income securities for which
Bonds       the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond.
            Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

41  PIMCO Variable Insurance Trust

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Emerging Markets Bond
            Portfolio invests primarily in securities of issuers based in countries with developing (or "emerging market") economies, while the Short-Term Bond and Low Duration Bond Portfolios may invest up to 5% of their assets in such securities and each remaining Portfolio that may invest in foreign securities may invest up to 10% of its assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus  42
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio (except the PIMCO Total Return Bond II and Long-
            Term U.S. Government Portfolios) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.


Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-U.S)   securities that trade in, or receive revenues in, foreign
Currencies  currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

43  PIMCO Variable Insurance Trust

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio (except the PIMCO Money Market Portfolio) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus  44
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.



45 PIMCO Variable Insurance Trust

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.


Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.


Illiquid    Each Portfolio may invest up to 15% (10% in the case of the Money
Securities  Market Portfolio) of its net assets in illiquid securities.
            Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                  Prospectus  46

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies


Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

47  PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). As of the date of this prospectus, the Institutional Class of shares had not commeced operations. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Administrative Class
 12/31/1999(a)         $ 1.00     $0.01        $ 0.00        $ 0.01      $(0.01)     $ 0.00        $ 0.00        $ 0.00
Short-Term
 Administrative Class
 12/31/1999(a)         $10.00     $0.13        $ 0.00 (b)     $0.13      $(0.13)     $ 0.00        $ 0.00        $ 0.00
Low Duration
 Administrative Class
 12/31/1999(e)         $10.00     $0.50        $(0.25)(b)    $ 0.25      $(0.51)     $ 0.00        $ 0.00        $ 0.00
Real Return
 Administrative Class
 12/31/1999(a)         $10.00     $0.20        $(0.20)(b)    $ 0.00      $(0.20)     $ 0.00        $ 0.00        $ 0.00
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(b)    $(0.06)     $(0.58)     $ 0.00        $ 0.00        $ 0.00
 12/31/1998(h)          10.00      0.56          0.28 (b)      0.84       (0.56)       0.00         (0.19)         0.00
Total Return II
 Administrative Class
 12/31/1999(j)         $10.00     $0.32        $(0.18)(b)    $ 0.14      $(0.32)     $ 0.00        $ 0.00        $ 0.00
High Yield
 Administrative Class
 12/31/1999            $ 9.67     $0.77        $(0.49)(b)    $ 0.28      $(0.77)     $ 0.00        $ 0.00        $ 0.00
 12/31/1998(m)          10.00      0.51         (0.34)(b)      0.17       (0.50)       0.00          0.00          0.00
Long-Term U.S. Government
 Administrative Class
 12/31/1999(n)         $10.00     $0.36        $ 0.78 (b)    $(0.42)     $(0.36)     $ 0.00        $ 0.00        $ 0.00
Foreign Bond
 Administrative Class
 12/31/1999(e)         $10.00     $0.41        $(0.49)(b)    $(0.08)     $(0.41)     $ 0.00        $ 0.00        $(0.09)
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (b)    $ 2.41      $(0.61)     $(0.82)       $ 0.00        $ 0.00
 12/31/1998(h)          10.00      0.30          2.68 (b)      2.98       (0.29)      (0.11)         0.00          0.00

-------

(a) Commenced operations on September 30, 1999.

(b) Per share amounts based on average number of shares outstanding during the period.

(e) Commenced operations on February 16, 1999.

(h) Commenced operations on December 31, 1997.

(j) Commenced operations on May 28, 1999.

(m) Commenced operations on April 30, 1998.

(n) Commenced operations on April 30, 1999.





49  PIMCO Variable Insurance Trust

                                                                        Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of         Investment
 Return                    Value               End     Expenses to       Income to   Portfolio
   of          Total        End    Total    of Period    Average          Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets        Net Assets    Rate
----------------------------------------------------------------------------------------------


  $0.00       $(0.01)     $ 1.00    1.30 %   $  3,605     0.50%*(c)         5.14%*      N/A


  $0.00       $(0.13)     $10.00    1.32 %   $  3,040     0.60%*(d)         5.17%*      N/A


  $0.00       $(0.51)     $ 9.74    2.56 %   $  5,149     0.65%*(f)         5.74%*       11%


  $0.00       $(0.20)     $ 9.80   (0.03)%   $  3,000     0.65%*(g)         7.72%*       23%


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (h)         5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65              5.55        139


  $0.00       $(0.32)     $ 9.82    1.41 %   $  5,128     0.65%*(k)         5.38%*      378%


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%             8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75%*            7.90*        13


  $0.00       $(0.36)     $ 9.22   (4.28)%   $  7,173     0.65%*(o)         5.55%*      294%


  $0.00       $(0.50)     $ 9.42   (0.78)%   $  5,215     1.10%*(p)(q)      4.83%*      285%


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%             5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65              5.30         61

-------

*   Annualized.

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%* for the period ended December 31, 1999.

(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42%* for the period ended December 31, 1999.

(f) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.

(g) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92%* for the period ended December 31, 1999.

(h) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

(k) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.

(l) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75% for the period ended December 31, 1999.

(o) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.

(p) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%* for the period ended December 31, 1999.

(q) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

                                                                  Prospectus  50

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective Portfolio are similar, they are not identical and the performance of the PIMS series and the Portfolio will vary. The data is provided to illustrate the past performance of the PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio or of PIMCO.

            The performance data shown below reflects the operating expenses of each PIMS series, which for all series are lower than the expenses of the corresponding Portfolio. Performance would have been lower for those series if the Portfolios' expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.


51  PIMCO Variable Insurance Trust

             Average Annual Total Return for Similar Series of PIMS and for Benchmark Indices for Periods Ended December 31, 1999

                                        1       3      5      Since   Inception
                                      Year    Years  Years  Inception   Date
-------------------------------------------------------------------------------
PIMCO Money Market Fund/1/             4.90 %  5.19%  5.38%    4.72%    3/1/91
 Salomon 3-Month Treasury Bill/2/      4.73    5.01   5.20
PIMCO Short-Term Fund
Prior to January 1998 and August
1999 the Short-Term Fund was managed
by different portfolio managers.       5.24    5.83   6.73     6.41    10/7/87
 Salomon 3-Month Treasury Bill/2/      4.73    5.01   5.20
PIMCO Low Duration Fund                2.97    6.10   7.25     7.80    5/11/87
 Merrill Lynch 1-3 yr. Treasury/3/     3.06    5.56   6.51
PIMCO Real Return Bond Fund            5.72     N/A    N/A     5.14    1/29/97
 Lehman Inflation Linked Treasury/4/   2.36     N/A    N/A
PIMCO Total Return Fund II            (1.07)   6.06   8.07     7.25   12/30/91
 Lehman Aggregate Bond/5/             (0.82)   5.73   7.73
PIMCO Long-Term U.S. Government Fund
Prior to July 1997 and April 2000
the Long-Term U.S. Government Fund
was managed by different portfolio
managers.                             (7.99)   6.27   9.72    10.34     7/1/91
 Lehman Long-Term Treasury/6/         (8.74)   6.03   9.08
PIMCO Global Bond Fund/7/             (4.29)   2.19   7.68     6.57   11/23/93
 J.P. Morgan Global (Unhedged)/8/     (5.07)   3.54   6.69
PIMCO Foreign Bond Fund/9/             1.57    7.00  12.04     9.76    12/3/92
 J.P. Morgan Non-U.S. (Hedged)/10/     2.48    8.54  11.14
PIMCO Emerging Markets Bond Fund
Prior to August 1999 the Emerging
Markets Bond Fund was managed by a
different portfolio manager.          26.58     N/A    N/A     3.45    7/31/97
 J.P. Morgan Emerging Markets/11/     25.99     N/A    N/A
PIMCO Strategic Balanced Fund
Prior to January 1998 the Strategic
Balanced Fund was managed by a
different portfolio manager.          11.56   18.35    N/A    18.77    6/28/96
 S & P 500 Index                      21.04   27.56    N/A

-------

/1/ Prior to November 1995 and November 1999 the Money Market Fund was managed by a different portfolio manager.

/2/ The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

/3/ The Merrill Lynch 1-3 Year Treasury Index consists of all public U.S.
    Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.

/4/ The Lehman Brothers Inflation Linked Treasury Index is an unmanaged market index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.

/5/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

/6/ The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

/7/ Prior to July 1995, the Global Bond Fund was managed by a different portfolio manager.

/8/ The J.P. Morgan Global (Unhedged) Index is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.

/9/ Prior to July 1995, the Foreign Bond Fund was managed by a different portfolio manager.

/10/The J.P. Morgan Non-U.S. (Hedged) Index is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

/11/The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged market index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index.

                                                                  Prospectus  52

            Appendix A

            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1  PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                 Prospectus  A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3  PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable
Insurance   PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Trust       92660

            -------------------------------------------------------------------
            CUSTODIAN

            State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

            -------------------------------------------------------------------
            TRANSFER AGENT

            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS

            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL

            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

For More Information

The following documents are
available that offer further
information on the Portfolios of
PIMCO Variable Insurance Trust.

ANNUAL/SEMI-ANNUAL REPORTS TO
SHAREHOLDERS The Trust's annual
and semi-annual reports include a
discussion of the market conditions
and investment strategies that
significantly affected the
Portfolio's performance during its
last fiscal year or other period.

STATEMENT OF ADDITIONAL
INFORMATION (SAI) The SAI
contains additional information
about the Portfolios. A current
SAI has been filed with the
Securities and Exchange
Commission, and is incorporated
into this prospectus by reference.

To request a free copy of these
documents or to make inquiries
about the Portfolios, please write
or call:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-888-746-2688

Information about the Trust
(including the SAI) can be
reviewed and copied at the
Securities and Exchange
Commission's Public Reference
Room in Washington, D.C.
Information on the operation of
the public reference room may be
obtained by calling the
Commission at 1-800-SEC-0330.
Reports and other information
about the Trust are available on
the Commission's Internet site at
www.sec.gov, and copies of that
information may be obtained, upon
payment of a duplicating fee, by
writing the Public Reference
Section of the Commission,
Washington, D.C. 20549-6009.


P  I  M  C  O
-------------
    F U N D S


PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

www.pimco.com

Sec File Number: 811-8399

                        PIMCO Variable Insurance Trust

                      Statement of Additional Information


  PIMCO Variable Insurance Trust (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of thirteen separate investment portfolios (the "Portfolios"): the PIMCO Money Market Portfolio; the PIMCO Short-Term Bond Portfolio; the PIMCO Low Duration Bond Portfolio; the PIMCO Real Return Bond Portfolio; the PIMCO High Yield Bond Portfolio; the PIMCO Total Return Bond Portfolio; the PIMCO Total Return Bond Portfolio II; the PIMCO Long-Term U.S. Government Bond Portfolio; the PIMCO Global Bond Portfolio; the PIMCO Foreign Bond Portfolio; the PIMCO Emerging Markets Bond Portfolio (together, the "Fixed Income Portfolios"); the PIMCO Strategic Balanced Portfolio; and the PIMCO StocksPLUS Growth and Income Portfolio.

  Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is investment adviser to the Portfolios. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

  Shares of the Portfolios are currently sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies ("Variable Contracts"). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Shares of the Portfolios also may be sold to qualified pension and retirement plans outside the separate account context.

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. The Portfolios' shares are offered through a Prospectus dated April 1, 2000 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge at the address and telephone number listed below.

     PIMCO Variable Insurance Trust
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660
     Telephone: (888) 746-2688

     The Trust's most recent Semi-Annual Report to shareholders, and the financial statements appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information. A copy of the Semi-Annual Report may be obtained free of charge at the address and telephone number listed above.

April 1, 2000

                               TABLE OF CONTENTS

                                                                           Page
DESCRIPTION OF THE TRUST..................................................   1
INVESTMENT OBJECTIVES AND POLICIES........................................   1
     U.S. Government Securities...........................................   1
     Borrowing............................................................   1
     Corporate Debt Securities............................................   3
     High Yield Securities ("Junk Bonds").................................   3
     Convertible Securities...............................................   4
     Participation on Creditors Committees................................   4
     Variable and Floating Rate Securities................................   5
     Inflation-Indexed Bonds..............................................   5
     Mortgage-Related and Other Asset-Backed Securities...................   6
     Foreign Securities...................................................  10
     Foreign Currency Transactions........................................  13
     Foreign Currency Exchange-Related Securities.........................  14
     Bank Obligations.....................................................  15
     Loan Participations..................................................  16
     Delayed Funding Loans and Revolving Credit Facilities................  17
     Loans of Portfolio Securities........................................  18
     Short Sales..........................................................  18
     When-Issued, Delayed Delivery, and Forward Commitment Transactions...  19
     Derivative Instruments...............................................  19
     Warrants to Purchase Securities......................................  27
     Hybrid Instruments...................................................  27
     Event-Linked Bonds...................................................  28
     Illiquid Securities..................................................  28
INVESTMENT RESTRICTIONS...................................................  29
     Fundamental Investment Restrictions..................................  29
     Non-Fundamental Investment Restrictions..............................  30
MANAGEMENT OF THE TRUST...................................................  31
     Trustees and Officers................................................  31
     Compensation Table...................................................  35
     Investment Adviser...................................................  36
     Code of Ethics.......................................................  38
     Administrator........................................................  38
DISTRIBUTION OF TRUST SHARES..............................................  40
     Distributor and Multi-Class Plan.....................................  40
     Administrative Services Plan for Administrative Class Shares.........  41
     Purchases and Redemptions............................................  42

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  42
     Investment Decisions.................................................  42
     Brokerage and Research Services......................................  42
     Portfolio Turnover...................................................  44
NET ASSET VALUE...........................................................  44
TAXATION..................................................................  46
     Distributions........................................................  47
     Sales of Shares......................................................  47
     Options, Futures and Forward Contracts, and Swap Agreements..........  47
     Short Sales..........................................................  48
     Passive Foreign Investment Companies.................................  48
     Foreign Currency Transactions........................................  49
     Foreign Taxation.....................................................  49
     Original Issue Discount..............................................  50
     Inflation-Indexed Bonds..............................................  50
     Other Taxation.......................................................  51
OTHER INFORMATION.........................................................  51
     Capitalization.......................................................  51
     Performance Information..............................................  51
     Voting Rights........................................................  59
     Custodian............................................................  60
     Independent Accountants..............................................  60
     Counsel..............................................................  60
     Registration Statement...............................................  60
     Financial Statements.................................................  61

                            DESCRIPTION OF THE TRUST

     The Trust is a Delaware business trust established under a Trust Instrument dated October 3, 1997. The Trust is an open-end investment company comprised of separate portfolios, each of which is treated as a separate portfolio. Each Portfolio (except the PIMCO Real Return Bond, Global Bond, Foreign Bond, and Emerging Markets Bond Portfolios) is diversified, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Portfolio are described in the Prospectus. Additional information concerning the characteristics of certain of the Portfolios' investments is set forth below.

U.S. Government Securities

     U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Borrowing

     Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940 ("1940 Act"), as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

     Specifically, provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      A Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios' limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 of a Portfolio's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities. A Portfolio also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Portfolio's repurchase of the underlying security. A Portfolio's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio's forward commitment to repurchase the subject security.

Corporate Debt Securities

     A Portfolio's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Services ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal .
 . . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Bond Portfolio, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Convertible Securities

     Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio's ability to achieve its investment objective. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Participation on Creditors Committees

     A Portfolio (in particular, the PIMCO High Yield Bond Portfolio) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Portfolio may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and the Portfolio may demand payment of principal from the issuer within that period.

     Each of the Fixed Income Portfolios may engage in floating rate debt instruments ("floaters") and (except for the PIMCO Money Market Portfolio) credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each of the Fixed Income Portfolios may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolios have adopted a policy under which no Portfolio will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid (10% in the case of the PIMCO Money Market Portfolio.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal on a CMO is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Portfolios have adopted a policy under which no Portfolio will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Portfolio's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

     The Fixed Income Portfolios (except the PIMCO Total Return Bond II and Long-Term U.S. Government Portfolios) and the PIMCO Strategic Balanced and StocksPLUS Growth and Income Portfolios may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market Portfolio may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

     Except for the PIMCO Emerging Markets Bond Portfolio, each of the Portfolios will concentrate its investments in securities of issuers based in developed countries. However, the PIMCO Short-Term Bond and Low Duration Bond Portfolios may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the PIMCO Emerging Markets Bond Portfolio may invest, and each of the remaining Fixed Income Portfolios that may invest in foreign securities may invest up to 10% of its assets in such securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

     Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each of the Fixed Income Portfolios (except the PIMCO Total Return Bond II and Long-Term U.S. Government Portfolios) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have only been issued recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors, including residual risk and the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The PIMCO Emerging Markets Bond Portfolio will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Portfolios may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's portfolio holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Portfolios may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

     Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The PIMCO Money Market Portfolio may invest in the same types of bank obligations as the other Fixed Income Portfolios, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Each Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

     Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

Delayed Funding Loans and Revolving Credit Facilities

     The Fixed Income Portfolios (except the PIMCO Money Market Portfolio) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. The Fixed Income Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fixed Income Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

Loans of Portfolio Securities

     For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. Each Portfolio's performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolios may pay lending fees to the party arranging the loan.

Short Sales

     Each of the Portfolios may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

     When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account. Each Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

     Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Derivative Instruments

     In pursuing their individual objectives the Portfolios (except the PIMCO Money Market Portfolio) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Portfolios also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolios also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use those instruments, provided that the Trustees determine that their use is consistent with the Portfolio's investment objective. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss. The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances.

     The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio's use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities and Indexes. A Portfolio may, to the extend specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

     If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

     A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios' immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

     Foreign Currency Options. A Portfolio that invests in foreign currency denominated securities may buy or sell put and call options on foreign currencies. A Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. Each of the Fixed Income Portfolios (except the PIMCO Money Market Portfolio) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The PIMCO StocksPLUS Growth and Income Portfolio and the PIMCO Strategic Balanced Portfolio may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     A Portfolio may purchase and write call and put futures options, as specified for that Portfolio in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Portfolios avoid being deemed a "commodity pool" or a "commodity pool operator," each Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. A Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

     The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios' immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Portfolios intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

     When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

     When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Portfolio's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio's portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio's portfolio such that the Portfolio's duration does not exceed the maximum permitted for the Portfolio in the Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Portfolios may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

     Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios' repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

Warrants to Purchase Securities

     The Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Portfolio will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Hybrid Instruments

     A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio. Accordingly, no Portfolio will invest more than 5% of its assets in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Event-Linked Bonds

     Each of the Portfolios (except the PIMCO Money Market Portfolio) may invest in "event-linked bonds." Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Illiquid Securities

     The Portfolios may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Portfolio). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Portfolio's investment objective as set forth in the Prospectus under the heading "Principal Investments and Strategies," for each respective Portfolio, together with the investment restrictions set forth below, are fundamental policies of the Portfolio and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding shares of that Portfolio.



     (1) A Portfolio may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market Portfolio may concentrate its investments in securities or obligations issued by U.S. banks).

     (2) A Portfolio may not, with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. [(This restriction is not applicable to the Real Return Bond, Foreign Bond, Global Bond or the Emerging Markets Bond
     Portfolios)].

     (3) A Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

     (4) A Portfolio may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency- related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

     (5) A Portfolio may not borrow money or issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     (6) A Portfolio may not make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     (7) A Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     (8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

Non-Fundamental Investment Restrictions

     Each Portfolio is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

     (A) invest more than 15% of the net assets of the Portfolio (10% in the case of the PIMCO Money Market Portfolio) (taken at market value at the time of the investment) in "illiquid securities," which include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Portfolio has purchased, securities or other liquid assets being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees); or


     (B) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Portfolio that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond and PIMCO Emerging Markets Bond Portfolios, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectus and the Statement of Additional Information. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

     Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The business affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and Executive Officers of the Trust, their ages, their business address and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

                                            Position                             Principal Occupation(s)
Name, Address and Age                   with the Trust                         During the Past Five Years
---------------------             -----------------------------       ----------------------------------------------
Brent R. Harris*                  Chairman of the Board and           Managing Director, PIMCO; Board of Governors,
Age 40                            Trustee                             Investment Company Institute; Chairman and Trustee,
                                                                      PIMCO Funds: Pacific Investment Management Series;
                                                                      Chairman and Director, PIMCO Commercial Mortgage
                                                                      Securities Trust, Inc.

R. Wesley Burns*                  President and Trustee               Managing Director, PIMCO; Trustee and President
Age 40                                                                PIMCO Funds: Pacific Investment Management Series:
                                                                      Director and President, PIMCO Commercial Mortgage
                                                                      Securities Trust, Inc.; Formerly Executive Vice
                                                                      President, PIMCO; Executive Vice President, PIMCO
                                                                      Funds: Multi-Manager Series.

Guilford C. Babcock               Trustee                             Associate Professor of Finance, University of
1500 Park Place                                                       Southern California;  Trustee, PIMCO Funds:
San Marino, California 91108                                          Pacific Investment Management Series: Director,
Age 68                                                                PIMCO Commercial Mortgage Securities Trust, Inc.;
                                                                      Director, Growth Fund of America and Fundamental
                                                                      Investors Fund of the Capital Group; Director,
                                                                      Good Hope Medical Foundation.

E. Philip Cannon                  Trustee                             Proprietor, Cannon & Company, an affiliate of
3838 Olympia                                                          Inverness Management LLC, a private equity
Houston, Texas 77019                                                  investment firm; Trustee of PIMCO Funds:
Age 59                                                                Multi-Manager Series.  Formerly, Headmaster,
                                                                      St. John's School, Houston, Texas; Trustee of
                                                                      PIMCO Advisors Funds ("PAF") and Cash
                                                                      Accumulation Trust ("CAT"); General Partner,
                                                                      J.B. Poindexter & Co., Houston, Texas, a
                                                                      private equity investment firm; and Partner,
                                                                      Iberia Petroleum Company, an oil and gas
                                                                      production company.

                                            Position                             Principal Occupation(s)
Name, Address and Age                   with the Trust                         During the Past Five Years
---------------------             -----------------------------       ----------------------------------------------
Vern O. Curtis                    Trustee                             Private Investor; Trustee, PIMCO Funds: Pacific
14158 N.W. Bronson Creek Drive                                        Investment Management Series: Director, PIMCO
Portland, Oregon 97229                                                Commercial Mortgage Securities Trust, Inc.;
Age 65                                                                Director, Public Storage Business Parks, Inc.,
                                                                      (Real Estate Investment Trust); Director, Fresh
                                                                      Choice, Inc. (restaurant company). Formerly
                                                                      charitable work, The Church of Jesus Christ of
                                                                      Latter-Day Saints.

J. Michael Hagan                  Trustee                             Retired from Furon Company (manufacturing)
6 Merced                                                              where he served as Chairman and CEO from June
San Clemente, California 92673                                        1991 to November 1999, and in other
Age 60                                                                capacities since 1967.  He was previously
                                                                      associated with Ross Laboratories and
                                                                      Standard Oil of California.  Mr. Hagan serves
                                                                      on the Boards of Directors for Ameron
                                                                      International (manufacturing), Freedom
                                                                      Communications, Remedy Temp (staffing) and
                                                                      Saint-Gobain Company.  He is also a member of
                                                                      the Board of Regents at Santa Clara
                                                                      University, the Board of Taller San Jose, and
                                                                      the Board of Trustees of the South Coast
                                                                      Repertory Theater.

Thomas P. Kemp                    Trustee                             Private Investor; Trustee, PIMCO Funds: Pacific
1141 Marine Drive                                                     Investment Management Series: Director, PIMCO
Laguna Beach, California 92651                                        Commercial Mortgage Securities Trust, Inc.
Age 69                                                                Formerly Co-Chairman, U.S. Committee to Assist
                                                                      Russian Reform; Director, Union Financial Corp.
                                                                      (savings and loan); Senior Consultant, World Cup
                                                                      1994 Organizing Committee.

William J. Popejoy                Trustee                             President, Pacific Capital Investors; Director,
29 Chatham Court                                                      PacPro (vinyl assembly products; formerly Western
Newport Beach, California 92660                                       Printing); Trustee, PIMCO Funds: Pacific Investment
Age 61                                                                Management Series; Director, PIMCO Commercial
                                                                      Mortgage Securities Trust, Inc. Formerly Director,
                                                                      California State Lottery; Chief Executive Officer,
                                                                      Orange County, California.

Michael G. Dow                    Senior Vice President               Senior Vice President, PIMCO.  Formerly Fixed
Age 36                                                                Income Specialist, Salomon Brothers, Inc.;
                                                                      Vice President Operations, Citibank NA Global
                                                                      Consumer Banking Group.

                                            Position                             Principal Occupation(s)
Name, Address and Age                   with the Trust                         During the Past Five Years
---------------------             -----------------------------       ----------------------------------------------
William H. Gross                  Senior Vice President               Managing Director, PIMCO; Senior Vice
Age 55                                                                President, PIMCO Funds: Pacific Investment
                                                                      Management Series.

Margaret Isberg                   Senior Vice President               Managing Director, PIMCO.
Age 43

Jeffrey M. Sargent                Senior Vice President               Senior Vice President and Manager of Investment
Age 37                                                                Operations Shareholder Services, PIMCO; Senior
                                                                      Vice President, PIMCO Commercial Mortgage
                                                                      Securities Trust, Inc. and PIMCO Funds: Pacific
                                                                      Investment Management Series; Vice President, PIMCO
                                                                      Funds: Multi-Manager Series.

Leland T. Scholey                 Senior Vice President               Senior Vice President, PIMCO.  Formerly Vice
Age 47                                                                President, PIMCO.

Raymond C. Hayes                  Vice President                      Vice President, PIMCO.  Formerly Marketing
Age 55                                                                Director, Pacific Financial Asset Management
                                                                      Corporation.

Thomas J. Kelleher, III           Vice President                      Vice President, PIMCO.  Previously associated
Age 49                                                                with Delaware Trust, Mellon Bank and Girard
                                                                      Trust (bank trust departments).

Henrik P. Larsen                  Vice President                      Vice President and Manager, Fund
Age 30                                                                Administration, PIMCO; Vice President, PIMCO
                                                                      Commercial Mortgage Securities Trust, Inc.
                                                                      Formerly Supervisor, PIMCO.

Daniel T. Ludwig                  Vice President                      Account Manager, PIMCO. Formerly Vice
Age 41                                                                President, Fidelity Investments;
                                                                      Institutional Sales Representative, CS First
                                                                      Boston.

Andre Mallegol                    Vice President                      Vice President, PIMCO.  Formerly associated
Age 33                                                                with Fidelity Investments Institutional
                                                                      Services Company.

Scott Millimet                    Vice President                      Vice President, PIMCO.  Formerly Executive
Age 42                                                                Vice President with Back Bay Advisors.

James F. Muzzy                    Vice President                      Managing Director, PIMCO; Vice President,
Age 60                                                                PIMCO Funds: Pacific Investment Management
                                                                      Series

                                            Position                             Principal Occupation(s)
Name, Address and Age                   with the Trust                         During the Past Five Years
---------------------             -----------------------------       ----------------------------------------------
Douglas J. Ongaro                 Vice President                      Vice President, PIMCO.  Formerly Regional
Age 39                                                                Marketing Manager, Charles Schwab & Co., Inc.

David J. Pittman                  Vice President                      Vice President, PIMCO.  Formerly a senior
Age 52                                                                executive with Bank of America, the Northern
                                                                      Trust Co. and NationsBank.

Mark A. Romano                    Vice President                      Vice President, PIMCO.  Previously associated
Age 41                                                                with Wells Fargo's institutional money
                                                                      management group and First Interstate's
                                                                      Pacifica family of mutual funds.

William S. Thompson, Jr.          Senior Vice President               Chief Executive Officer and Managing
Age 54                                                                Director, PIMCO; Vice President, PIMCO
                                                                      Funds: Pacific Investment Management Series
                                                                      and PIMCO Commercial Mortgage Securities Trust,
                                                                      Inc.

John P. Hardaway                  Treasurer                           Senior Vice President and Manager of
Age 42                                                                Investment Operations Accounting, PIMCO;
                                                                      Treasurer, PIMCO Commercial Mortgage Securities
                                                                      Trust, Inc.; PIMCO Funds: Pacific Investment
                                                                      Management Series; PIMCO Funds: Multi-Manager
                                                                      Series. Formerly Vice President, PIMCO.

Garlin G. Flynn                   Secretary                           Specialist, PIMCO; Secretary, PIMCO
Age 53                                                                Commercial Mortgage Securities Trust, Inc.;
                                                                      PIMCO Funds: Pacific Investment Management Series;
                                                                      Assistant Secretary, PIMCO Funds: Multi-Manager
                                                                      Series. Formerly Senior Portfolio  Administrator,
                                                                      PIMCO; Senior Mutual Fund Analyst, PIMCO Advisors
                                                                      Institutional Services.

Joseph D. Hattesohl               Assistant Treasurer                 Vice President and Manager of Financial
Age 36                                                                Reporting and Taxation, PIMCO. Assistant Treasurer,
                                                                      PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                                      PIMCO Funds: Pacific Investment Management Series, and
                                                                      PIMCO Funds: Multi-Manager Series. Formerly Manager
                                                                      of Fund Taxation, PIMCO; Director of Financial
                                                                      Reporting, Carl I. Brown & Co.

                                            Position                             Principal Occupation(s)
Name, Address and Age                   with the Trust                         During the Past Five Years
---------------------             -----------------------------       ----------------------------------------------
Michael J. Willemsen              Assistant Secretary                 Manager, PIMCO; Assistant Secretary, PIMCO
Age 40                                                                Commercial Mortgage Securities Trust, Inc.
                                                                      and PIMCO Funds: Pacific Investment
                                                                      Management Series. Formerly Project Lead, PIMCO.

___________________
  *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

     For the fiscal year ending December 31, 1999, the Trust paid the following compensation to the Trustees of the Trust:

                            Aggregate          Total Compensation from
                           Compensation        Trust and Fund Complex
Name and Position          from Trust/1/         Paid to Trustees/2/
-----------------          -------------       -----------------------
Guilford C. Babcock           $10,250                  $ 78,750
Trustee

Vern O. Curtis                $11,036                  $ 81,619
Trustee

Thomas P. Kemp                $10,250                  $ 78,750
Trustee

William J. Popejoy            $10,250                  $ 78,750
Trustee

-------------------

/1/ Each Trustee, other than those affiliated with the Adviser or its affiliates, will receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, will receive an additional annual retainer of $500.

/2/ Each Trustee also serves as a Director of PIMCO Commercial Mortgage
    Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Funds: Pacific Investment Management Series, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage Securities Trust, Inc., each Director who is unaffiliated with the Adviser or its affiliates receives an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended and $500 for each Board of Directors meeting attended telephonically. Each Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $500. For their services to PIMCO Funds: Pacific Investment Management Series, each Trustee, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $1,500.



              Control Persons and Principal Holders of Securities

     As of March 15, 2000, the following persons owned of record or beneficially 5% or more of the shares of the following Portfolios:

                                                   Shares            Percent
                                                Beneficially            of
                                                   Owned            Portfolio
                                               -------------------------------
Foreign Bond Portfolio
Pacific Investment Management Company            512,003.230         90.09%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Kemper Investors Life Insurance Co.               34,445.274          6.06%
Variable Annuity Separate Account
1 Kemper Drive, Building 3
Long Grove, Illinois  60049

High Yield Bond Portfolio
Golden American Life Insurance Company        16,515,851.045         96.93%*
1001 Jefferson Street, Suite 400
Wilmington, Delaware  19801

Long-Term U.S. Government Bond Portfolio
Western-Southern Life Assurance Company          296,364.747         36.88%*
400 Broadway
Cincinnati, Ohio  45202

Security Equity Life Insurance                   289,430.895         36.02%*
84 Business Park Drive, Suite 303
Armonk, New York  10504

Pacific Investment Management Company            217,280.526         27.04%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Low Duration Bond Portfolio
Pacific Investment Management Company            531,673.338         98.84%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Money Market Portfolio
Lincoln Benefit Life                           2,378,573.920         69.71%*
206 South 13th Street, Suite 100
Lincoln, Nebraska  68508

Pacific Investment Management Company          1,033,630.510         30.29%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Real Return Bond Portfolio
Pacific Investment Management Company            308,242.714        100.00%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Short-Term Bond Portfolio
PFL Life Insurance Company                       306,536.274        100.00%*
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499

StocksPLUS Growth & Income Portfolio
Golden American Life Insurance Company        18,054,048.256         95.52%*
1001 Jefferson Street, Suite 400
Wilmington, Delaware  19801

Total Return Bond Portfolio
Pacific Investment Management Company            262,365.691         60.40%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Cova Financial Services Life Insurance Co.        95,912.538         22.08%
1 Tower Lane, Suite 3000
Oakbrook Terrace, Illinois  60181

Lincoln Benefit Life                              70,004.845         16.12%
206 South 13th Street, Suite 100
Lincoln, Nebraska  68508

Total Return Bond II Portfolio
Pacific Investment Management Company            322,707.418         61.25%*
840 Newport Center Drive, Suite 300
Newport Beach, California  92660

Security Equity Life Insurance                   204,169.507         38.75%*
84  Business Park Drive, Suite 303
Armonk, New York  10504

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.


Investment Adviser

     PIMCO serves as investment adviser to the Portfolios pursuant to an investment advisory contract ("PIMCO Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH.

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions and Brokerage" below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Portfolio.

     On October 31, 1999, PIMCO Advisors, PAH Partners G.P., certain of their affiliates, and Allianz of America, Inc.("Allianz of America"), and certain other parties named therein entered into an Implementation and Merger Agreement pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Transaction"). Under the terms of the Transaction, Allianz will acquire for cash approximately 70% of the outstanding partnership interests in PIMCO Advisors, while the remainder will continue to be owned indirectly by Pacific Life. The Transaction is currently expected to be completed by the end of the first quarter of 2000.

     Allianz AG, the parent of Allianz of America, is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined have over $650 billion in assets under management.

     Significant shareholders of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance, and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Reinsurance, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe its the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability, post-closing, to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or the Portfolios' overall performance.

     On March 9, 2000, Deutsche Bank AG and Dresdner Bank AG announced plans to merge. In connection with this transaction, it was announced that the cross-shareholdings of Allianz, Deutsche Bank and Dresdner Bank would be reduced. Although all of the details of the merger have not yet been provided, a reduction in shareholdings could affect whether the Affiliated Brokers will be affiliated persons of PIMCO after the merger, and it is possible that in the future, the Portfolios may not subject to the restrictions described above.

     The consummation of the Allianz Transaction is subject to the approval of the public unit holders of PAH, as well as to certain regulatory and client approvals, including the approval of the Board of Trustees of the Trust and the approval of the shareholders of the Portfolios, and other conditions customary to transactions of this kind.

     This Statement of Additional Information will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

  Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and do, render investment advisory services to others. The Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on August 26, 1997, as supplemented on May 26, 1998 and February 23, 1999, and was approved by the shareholders of all then-operational Portfolios on December 31, 1997.

     Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     Each Portfolio currently pays a monthly investment advisory fee at an annual rate based on average daily net assets of the Portfolios as follows:

                                                                         Advisory
     Portfolio                                                           Fee Rate
     -----------------------------------------------------------------   ---------
     Money Market Portfolio...........................................       0.15%
     Strategic Balanced and StocksPLUS Growth and Income Portfolios...       0.40
     Emerging Markets Bond Portfolio..................................       0.45
     All other Portfolios.............................................       0.25

     The advisory fees paid by each Portfolio that was operational during the fiscal year ended December 31, 1999 was:

     Portfolio                                        Advisory Fee
     ----------------------------------------------   ------------
      Money Market Portfolio                              $  2,444
      Short-Term Bond Portfolio                           $  2,715
      Low Duration Bond Portfolio                         $ 17,747
      Real Return Bond Portfolio                          $  3,091
      Total Return Bond II Portfolio                      $ 12,153
      Total Return Bond Portfolio                         $ 12,917
      High Yield Bond Portfolio                           $520,523
      Long-Term U.S. Government Bond                      $ 17,655
      Foreign Bond                                        $ 26,461
      StocksPLUS Growth and Income Portfolio              $563,001


Code of Ethics

     PIMCO is subject to the Code of Ethics with respect to investment transactions in which PIMCO's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Portfolio transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.


Administrator

     PIMCO also serves as Administrator to the Portfolios pursuant to an administration agreement dated December 31, 1997 (the "Administration Agreement") which was approved by the Board of Trustees, including all of the Independent Trustees, at a meeting held on August 26, 1997, as supplemented on May 26, 1998 and February 23, 1999. PIMCO provides the Portfolios with certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of reports and communications to shareholders and other appropriate parties, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Portfolios, including coordination of the services performed by the Portfolios' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolios with office space facilities required for conducting the business of the Portfolios, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and reports for current shareholders and other appropriate parties.

     PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each Portfolio (each expressed as a percentage of the Portfolio's average daily net assets attributable to its classes of shares on an annual basis):

                                                                          Administrative
     Portfolio                                                               Fee Rate
     ------------------------------------------------------------------   ---------------
    StocksPLUS Growth and Income Portfolio.............................       0.10%
    Money Market, Short-Term Bond, and Strategic Balanced Portfolios...       0.20
    High Yield Bond Portfolio..........................................       0.35
    Emerging Markets Bond Portfolio....................................       0.40
    Global Bond and Foreign Bond Portfolios............................       0.50
    All Other Portfolios...............................................       0.25

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolios are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles.

     The Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust or Portfolio, as applicable, at any time on 60 days' written notice. Following the expiration of the two year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO on 60 days' written notice. Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act).

     The administrative fees paid by each Portfolio that was operational during the fiscal year ended December 31, 1999 was:

     Portfolio                                         Administrative Fee
     -----------------------------------------------   ------------------
     Money Market Portfolio                                      $  1,629
     Short-Term Bond Portfolio                                   $  1,939
     Low Duration Bond Portfolio                                 $ 11,902
     Real Return Bond Portfolio                                  $  1,932
     Total Return Bond Portfolio                                 $  7,711
     Total Return Bond II Portfolio                              $  7,596
     High Yield Bond Portfolio                                   $260,261
     Long-Term U.S. Government Bond Portfolio                    $ 11,034
     Foreign Bond Portfolio                                      $ 13,231
     StocksPLUS Growth and Income Portfolio                      $351,876

     PIMCO has entered into an expense limitation agreement with the Trust, pursuant to which PIMCO has agreed to waive or reduce its administrative fee so that the total annual Portfolio operating expenses of each Portfolio do not exceed, due to organizational expenses and/or the payment of the Portfolio's pro rata share of the Trust's Trustees' fees, the total portfolio operating expenses specified for that Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in the Portfolio's then-current prospectus, plus
0.49 basis points. Each Portfolio will at a later date reimburse PIMCO for administrative fees waived by PIMCO during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. The agreement has a current term through December 31, 2000, and will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Administration Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to PIMCO.

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Portfolio or class without penalty, at any time, by the Portfolio or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

     The Trust offers two classes of shares: the Institutional Class and the Administrative Class. The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Administrative Services Plan for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan (the "Administrative Plan") with respect to the Administrative Class shares of each Portfolio.

     Under the terms of the Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     Fees paid pursuant to the Administrative Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     The Administrative Plan also provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. In addition, the Administrative Plan further provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. The Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     The Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. The Administrative Plan further provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.15% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan.

     Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases and Redemptions

     Variable Contract Owners do not deal directly with the Portfolios to purchase, redeem, or exchange shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolios.

     Shares of a Portfolio may not be offered or sold in any state unless qualified in that jurisdiction, unless an exemption from qualification is available.

     A shareholder may exchange Institutional and Administrative Class shares of any Portfolio for Institutional and Administrative Class shares of any other Portfolio of the Trust on the basis of their respective net asset values.
Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

     Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem by payment in kind of securities held in the Portfolios.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the PIMCO use its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO receives research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO receives such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust, which may result in the payment of an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Portfolio Turnover

     PIMCO manages the Portfolios without regard generally to restrictions on portfolio turnover. See "Taxation" below. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. A Portfolio with a higher rate of portfolio turnover will generally incur higher transaction costs. The portfolio turnover rate for each of the following Portfolios generally is not expected to exceed the indicated rate: PIMCO Short-Term Bond Portfolio - 100%; PIMCO Low Duration Bond Portfolio - 250%; PIMCO Real Return Bond Portfolio - 1,000%; PIMCO High Yield Bond Portfolio - 75%; PIMCO Total Return Bond Portfolio - 175%; Total Return Bond Portfolio II - 175%; PIMCO Long-Term U.S. Government Bond Portfolio - 500%; PIMCO Foreign Bond Portfolio - 1,000%; PIMCO Global Bond Portfolio - 1,000%; PIMCO Emerging Markets Bond Portfolio - 1,000%; PIMCO Strategic Balanced Portfolio - 100%; and PIMCO StocksPLUS Growth and Income Portfolio - 100%.

     The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     The net asset value of a Portfolios' Institutional and Administrative Class shares is determined once on each day as of 4:00 p.m. Eastern time, or as of such other time designated by the New York Stock Exchange (the "Exchange") as the close of trading for that day ("closing"). Net asset value will not be determined on any day on which the Exchange is closed. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value of a Portfolios' Institutional and Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class less any liabilities, by the total number of shares outstanding of that class.

     In determining net asset values, the Portfolios use price data received shortly after 4:00 p.m. Eastern time believed to reflect the current market value of the securities held by the Portfolios as of the closing of the Exchange. The Portfolios intend to use these prices regardless of the impact of any post-closing adjustments to securities prices, as long as, in the view of the Portfolios, such prices represent the current market value of the securities as of the time selected by the Portfolios for the calculation of net asset value. Portfolios that invest in securities traded in foreign securities markets may trade such securities on days when the Exchange is not open, and the net asset value of a Portfolios Institutional and Administrative Class shares may be affected significantly on days when investors do not have access to the Portfolios.

     For all Portfolios other than the PIMCO Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the- counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     The PIMCO Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Portfolio to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Portfolio's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio's classes.

                                    TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Portfolio.

     Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

     To comply with regulations under section 817(h) of the Code, each Portfolio is required to diversify its investments. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S.

is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change one or more Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the shares of a Portfolio underlying the Separate Accounts.

Distributions

     Dividends paid out of a Portfolio's investment company taxable income will be treated as ordinary income for tax purposes in the hands of a U.S. shareholder (such as a Separate Account). Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law.

     A portion of the dividends paid by the PIMCO StocksPLUS Growth and Income Portfolio may qualify for the deduction for dividends received by corporations. Dividends paid by the other Portfolios generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Bond Portfolio may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain.

Sales of Shares

     Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder (such as a Separate Account) will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Portfolios may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

     A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolios intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

Short Sales

     Certain Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Portfolio, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Portfolios may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Portfolio's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. A Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Bond, Global Bond or Emerging Markets Bond Portfolios' total assets at the close of their taxable year consists of securities of foreign corporations, such Portfolio will be eligible to elect to "pass-through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Foreign Bond, Global Bond or Emerging Markets Bond Portfolios' income will flow through to shareholders of the Trust. With respect to such Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Portfolio.

Inflation-Indexed Bonds

     Coupon payments received by a Portfolio from inflation-indexed bonds will be includable in the Portfolio's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Portfolio's gross income on a current basis, regardless of whether the Portfolio receives any cash payments. Amounts includable in a Portfolio's gross income become subject to tax-related distribution requirements. Accordingly, a Portfolio may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the

Portfolio may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Portfolio may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of a Portfolio's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

                               OTHER INFORMATION

Capitalization

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders.
When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

     Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware business trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

     Each Portfolio may, from time to time, include information regarding its performance in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares.

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Portfolio, and the yield and total return for all of the Portfolios, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders, prospective investors or other appropriate parties. Current yield for the PIMCO Money Market Portfolio will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)/365/7/] - 1

     Quotations of yield for the remaining Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[(a-b + 1)/6/-1]
                     ---
                     cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of one, five and ten years (up to the life of the Portfolio), calculated pursuant to the following formula: P (1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect, to the extent applicable, the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Portfolios also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information. Total return is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Portfolios may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Portfolios.

     Current distribution information for a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Portfolio net asset value per share on the last day of the period and annualized according to the following formula:

            DIVIDEND YIELD = (((a/b)*365)/c)

     where  a = actual dividends distributed for the calendar month in question,

            b = number of days of dividend declaration in the month in question,
                and

            c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Portfolio should be evaluated in light of these differences and in light of the Portfolio's total return figures, which will always accompany any calculation of the rate of current distributions.

     Performance information for a Portfolio may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Bond Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Portfolios, performance information for the Portfolios gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Portfolios or to the Adviser, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

    Performance information for a Portfolio will not take into account charges or deductions against a Separate Account or Variable Contract specific deductions for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. A Portfolio's performance should not be compared with the performance of mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against a Separate Account or the Variable Contracts.

     For the one month period ended December 31, 1999, the yield of the following Portfolios was as follows (all numbers are annualized):

                                                         Yield for Period
Portfolio                                            Ended December 31, 1999
--------------------------------------------------   -----------------------
Money Market Portfolio                                       5.47%
Short-Term Bond Portfolio                                    5.33%
Low Duration Bond Portfolio                                  6.62%
Real Return Bond Portfolio                                   6.44%
Total Return Bond II Portfolio                               6.02%
Total Return Bond Portfolio                                  6.62%
High Yield Bond Portfolio                                    9.30%
Long-Term U.S. Government Bond Portfolio                     6.26%
Foreign Bond Portfolio                                       6.36%
StocksPLUS Growth and Income Portfolio                       5.91%

     The table below sets forth the average annual total return of the following Portfolios for the periods ended December 31, 1999.

                Total Return for Periods Ended December 31, 1999

                                              Since Inception        Inception
                                               of Portfolio           Date of
                  Portfolio                    (Cumulative)          Portfolio
-------------------------------------------------------------------------------
Money Market Portfolio                                 1.30%            9/30/99
-------------------------------------------------------------------------------
Short-Term Bond Portfolio                              1.32%            9/30/99
-------------------------------------------------------------------------------
Low Duration Bond Portfolio                            2.56%            2/16/99
-------------------------------------------------------------------------------
Real Return Bond Portfolio                            -0.03%            9/30/99
-------------------------------------------------------------------------------
Total Return Bond Portfolio                            3.91%*          12/31/97
-------------------------------------------------------------------------------
Total Return II Bond Portfolio                         1.41%            5/28/99
-------------------------------------------------------------------------------
High Yield Bond Portfolio                              4.86%            4/30/98
-------------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio              -4.28%            4/30/99
-------------------------------------------------------------------------------
Foreign Bond Portfolio                                -0.78%            2/16/99
------------------------------------------------------------------------------
StocksPLUS Growth and Income Portfolio                24.87%*          12/31/97
===============================================================================

* Annualized.

     For the month ended December 31, 1999, the current distribution rates (annualized) for the following Portfolios were as follows:

                                              Distribution
                   Fund                           Rate
----------------------------------------------------------
Money Market Portfolio                               5.30%
----------------------------------------------------------
Short-Term Bond Portfolio                            5.66%
----------------------------------------------------------
Low Duration Bond Portfolio                          7.92%
----------------------------------------------------------
Real Return Bond Portfolio                           6.54%
----------------------------------------------------------
Total Return Bond Portfolio                          6.22%
----------------------------------------------------------
Total Return II Bond Portfolio                       5.87%
----------------------------------------------------------
High Yield Bond Portfolio                            8.81%
----------------------------------------------------------
Long-Term U.S. Government Bond Portfolio             6.01%
----------------------------------------------------------
Foreign Bond Portfolio                               6.01%
----------------------------------------------------------
StocksPLUS Growth and Income Portfolio                 N/A
==========================================================

     The Trust may also include in its advertisements or in reports to shareholder, prospective investors or other appropriate parties performance information regarding certain series (the "Funds") of PIMCO Funds: Pacific Investment Management Series (the "PIMS") or PIMCO Funds: Multi-Manager Series ("MMS") which have investment objectives, policies and strategies substantially the same as a corresponding Portfolio of the Trust. In addition, the current portfolio manager for each Fund is the same as the current portfolio manager for the corresponding Portfolio of the Trust. The methods discussed above with regard to calculating the yield, total return and distribution rates for the Portfolios will also be used to calculate the same information for the Funds, although performance information for the Funds will reflect the deduction of sales loads and other charges to which the Funds are subject.

     The following table shows which Fund of PIMS or MMS corresponds to each Portfolio of the Trust:

Portfolio                                                         Fund
---------                                                         ----
Money Market Portfolio                               Money Market Fund
Short-Term Bond Portfolio                            Short-Term Fund
Low Duration Bond Portfolio                          Low Duration Fund
Real Return Bond Portfolio                           Real Return Bond Fund
Total Return Bond Portfolio                          Total Return Fund
Total Return Bond Portfolio II                       Total Return Fund II
High Yield Bond Portfolio                            High Yield Fund
Long-Term U.S. Government Bond Portfolio             Long-Term U.S. Government Fund
Global Bond Portfolio                                Global Bond Fund
Foreign Bond Portfolio                               Foreign Bond Fund
Emerging Markets Bond Portfolio                      Emerging Markets Bond Fund
Strategic Balanced Portfolio                         Strategic Balanced Fund
StocksPLUS Growth and Income Portfolio               StocksPLUS Fund

     The yield of the Institutional Class of the PIMCO Money Market Fund for the seven day period ended December 31, 1999 was 5.75%. The effective yield of the Institutional Class of the PIMCO Money Market Fund for the seven day period ended December 31, 1999 was 5.91%.

     For the one month period ended December 31, 1999, the yield of the Institutional Class of the Funds was as follows (all numbers are annualized):

                                       SEC Yield for Period
FUND                                  Ended December 31, 1999
----                                  -----------------------
Money Market Fund                             5.69%
Short-Term Fund                               5.87%
Low Duration Fund                             6.67%
Real Return Bond Fund                         6.60%
Total Return Fund                             6.65%
Total Return Fund II                          6.18%
High Yield Fund                               9.46%
Long-Term U.S. Government Fund                6.11%
Global Bond Fund                              6.82%
Foreign Bond Fund                             6.80%
Strategic Balanced Fund                       6.35%
StocksPLUS Fund                               6.34%

     The average annual total returns of the Institutional Class shares of the corresponding Funds of PIMS and MMS are provided in the Trust's prospectus under the caption "Performance Information of Similar Funds."

     For the month ended December 31, 1999, the current distribution rates (annualized) for the Institutional Class shares of the following Funds were as follows:

Fund                               Distribution Rate
----                               -----------------
Money Market Fund                        5.54%
Short-Term Fund                          5.87%
Low Duration Fund                        6.63%
Real Return Bond Fund                    7.36%
Total Return Fund                        6.45%
Total Return Fund II                     5.87%
High Yield Fund                          8.97%
Long-Term U.S. Government Fund           5.56%
Global Bond Fund                         7.52%
Foreign Bond Fund                        6.08%
Strategic Balanced Fund                   N/A
StocksPLUS Fund                           N/A

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1974 to 1998 was:

     *Stocks:      14.9%
      Bonds:        9.9%
      T-Bills:      7.0%
      Inflation:    5.2%

     * Returns of unmanaged indexes do not reflect past or future performance of any of the Portfolios of PIMCO Variable Insurance Trust. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1974-1998, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1975 through 1999 is set forth in the following table.

                                                         MIXED
YEAR       STOCKS    BONDS    T-BILLS    INFLATION    PORTFOLIO
--------   -------   ------   --------   ----------   ----------
1975        37.20%   14.64%      5.80%        7.01%       21.90%
1976        23.84%   18.65%      5.08%        4.81%       18.01%
1977        -7.18%    1.71%      5.12%        6.77%       -1.17%
1978         6.56%   -0.07%      7.18%        9.03%        4.03%
1979        18.44%   -4.18%     10.38%       13.31%        7.78%
1980        32.42%    2.61%     11.24%       12.40%       14.17%
1981        -4.91%   -0.96%     14.71%        8.94%        0.59%
1982        21.41%   43.79%     10.54%        .387%       28.19%
1983        22.51%    4.70%      8.80%        3.80%       12.64%
1984         6.27%   16.39%      9.85%        3.95%       11.03%
1985        32.16%   30.90%      7.72%        3.77%       26.77%
1986        18.47%   19.85%      6.16%        1.13%       16.56%
1987         5.23%   -0.27%      5.46%        4.41%        3.08%
1988        16.81%   10.70%      6.35%        4.42%       12.28%
1989        31.49%   16.23%      8.37%        4.65%       20.76%
1990        -3.17%    6.87%      7.52%        6.11%        2.98%
1991        30.55%   19.79%      5.88%        3.06%       21.31%
1992         7.67%    9.39%      3.51%        2.90%        7.53%
1993        10.06%   13.17%      2.89%        2.75%        9.84%
1994         1.31%   -5.76%      3.90%        2.67%       -1.00%
1995        37.40%   27.20%      5.60%        2.70%       26.90%
1996        23.10%    1.40%      5.20%        3.30%       10.84%
1997        33.40%   12.90%      7.10%        1.70%       19.94%
1998        28.58%   10.76%      4.86%        1.61%       16.70%
1999         [   ]    [   ]      [   ]        [   ]        [   ]

* Returns of unmanaged indexes do not reflect past or future performance of any of the Portfolios of PIMCO Variable Insurance Trust. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment      Annual           Total          Total
Period        Contribution    Contribution      Saved
----------    ------------    ------------    ---------
30 Years        $ 1,979         $ 59,370      $200,000
25 Years        $ 2,955         $ 73,875      $200,000
20 Years        $ 4,559         $ 91,180      $200,000
15 Years        $ 7,438         $111,570      $200,000
10 Years        $13,529         $135,290      $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Portfolio. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Portfolios should be aware that certain of the Portfolios have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                    % of Income for Individuals
                  Aged 65 Years and Older in 1997*
                  --------------------------------
                          Social Security
Year                     and Pension Plans            Other
----                     -----------------            -----
1990                           43%                      57%

* For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Portfolio Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Portfolio Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Portfolios, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Portfolios.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Portfolios over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Adviser who assist with portfolio management and research activities on behalf of the Portfolios. The following lists various analysts associated with the Adviser: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Investment results of the Portfolios or the Funds will fluctuate over time, and any presentation of the Portfolios' or the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Portfolios and is available upon request, without charge, by calling (888) 746-2688.

Voting Rights

     Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the

Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. The Trust's shares do not have cumulative voting rights, so that a holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus or this Statement of Additional Information, the phrase "vote of a majority of the outstanding shares" of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

     In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Portfolios will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received.

Custodian



     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Portfolios. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Portfolios. PricewaterhouseCoopers LLP provides audit services and consultation in connection with review of SEC and IRS filings.

Counsel

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of December 31, 1999 for the fiscal year then ended, including notes thereto and the report of PricewaterhouseCoopers LLP thereon dated February 15, 2000, are incorporated by reference from the Trust's 1999 Annual Report.

                                     PART C
                                     ------

                               OTHER INFORMATION
                               -----------------

Item 23.  Exhibits
--------  --------
          (a)      (1)   Trust Instrument dated October 3, 1997(1)
                   (2)   Certificate of Trust dated October 3, 1997(1)
          (b)      By-Laws(1)
          (c)      Not Applicable
          (d)      (1)   Form of Investment Advisory Contract
                   (2)   Addendum to the Investment Advisory Contract
          (e)      (1)   Form of Distribution Contract(2)
                   (2)   Form of Supplement to Distribution Contract relating to
                         Real Return, and Long-Term U.S. Government(5)
                   (3)   Form of Supplement to Distribution Contract relating to
                         Total Return Bond Portfolio II(6)
          (f)      Not Applicable
          (g)      (1)   Form of Letter Agreement(3)
                   (2)   Form of Custodian Agreement(4)
          (h)      (1)   Form of Administration Agreement
                   (2)   Form of Supplement to Administration Agreement relating
                         to Real Return, and Long-Term U.S. Government(5)
                   (3)   Form of Supplement to Administration Agreement relating
                         to Total Return Bond Portfolio II(6)
                   (4)   Form of Participation Agreement(2)
                   (5)   Form of Services Agreement(2)
                   (6)   Form of Amended Expense Limitation Agreement(6)
                   (7)   Addendum to the Administration Agreement
          (i)      Opinion and Consent of Counsel(3)
          (j)      Consent of Independent Auditors
          (k)      Not Applicable

          (l)  Form of Subscription Agreement(2)
          (m)  Not Applicable
          (n)  Form of Multi-Class Plan
          (o)  Code of Ethics
__________
(1) Incorporated by reference from the initial Registration Statement filed on October 3, 1997.

(2) Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement filed on December 19, 1997.

(3) Incorporated by reference from Pre-Effective Amendment No. 2 to the Registration Statement filed on December 24, 1997.

(4) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement of PIMCO Funds: Pacific Investment Management Series (File No. 33-12113, 811-5028) as filed on November 17, 1997.

(5) Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement filed on September 25, 1998.

(6) Incorporated by reference from Post-Effective Amendment No. 4 to the Registration Statement filed on April 30, 1999.

Item 24.     Persons Controlled by or Under Common Control with Registrant
--------     -------------------------------------------------------------

             No person is controlled by or under common control with the Registrant.

Item 25.     Indemnification
--------     ---------------

             Reference is made to Article X of the Registrant's Trust Instrument (Exhibit 1) which is incorporated by reference herein.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.     Business and Other Connections of Investment Adviser
--------     ----------------------------------------------------

     The directors and officers of PIMCO and their business and other connections are as follows:

Name                            Business and Other Connections
----                            ------------------------------
Allan, George C.                Senior Vice President, PIMCO and PIMCO Management, Inc.

Ariza, Jr., Augustine           Vice President, PIMCO and PIMCO Management, Inc.

Arnold, Tamara J.               Senior Vice President, PIMCO and PIMCO Management, Inc.

Asay, Michael R.                Senior Vice President, PIMCO and PIMCO Management, Inc.

Baker, Brian P.                 Vice President, PIMCO and PIMCO Management, Inc.

Barbi, Leslie A.                Executive Vice President, PIMCO and PIMCO Management, Inc.

Beaumont, Stephen B.            Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II             Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Member of PIMCO Partners LLC.

Bishop, Gregory A.              Vice President, PIMCO and PIMCO Management, Inc.

Brick, Andrew                   Senior Vice President, PIMCO, and PIMCO Management, Inc.

Brynjolfsson, John B.           Senior Vice President, PIMCO and PIMCO Management, Inc.

Burns, R. Wesley                Managing Director and Executive Committee Member, PIMCO.
                                Director and Managing Director, PIMCO Management, Inc.; Member
                                of PIMCO Partners LLC.  President and Trustee of the Trust and
                                PIMCO Variable Insurance Trust; President and Director of PIMCO
                                Commercial Mortgage Securities Trust, Inc.; Director, PIMCO
                                Funds: Global Investors Series plc and PIMCO Global Advisors
                                (Ireland) Limited.

Callin, Sabrina C.              Vice President, PIMCO and PIMCO Management, Inc.

Clark, Marcia K.                Vice President, PIMCO and PIMCO Management, Inc.

Name                            Business and Other Connections
----                            ------------------------------
Coleman, Jerry                  Vice President, PIMCO and PIMCO Management, Inc.

Conseil, Cyrille                Vice President, PIMCO and PIMCO Management, Inc.

Cummings, Doug                  Vice President, PIMCO and PIMCO Management, Inc.

Cupps, Wendy W.                 Senior Vice President, PIMCO and PIMCO Management, Inc.

Dialynas, Chris                 Managing Director, PIMCO; Director and Managing Director,
                                PIMCO Management, Inc.; Member of PIMCO Partners LLC.

Dorff, David J.                 Vice President, PIMCO and PIMCO Management, Inc.

Dow, Michael G.                 Senior Vice President, PIMCO, PIMCO Management, Inc. and the
                                Trust.

Dunn, Anita                     Vice President, PIMCO and PIMCO Management, Inc.

Durn, Sandra                    Vice President, PIMCO and PIMCO Management, Inc.

Ehlert, A. Benjamin             Executive Vice President, PIMCO and PIMCO Management, Inc.

El-Erian, Mohamed A.            Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.

Esquibel, Albert                Vice President, PIMCO and PIMCO Management, Inc.

Ettl, Robert A.                 Executive Senior Vice President, PIMCO and PIMCO Management,
                                Inc.

Evans, Stephanie D.             Vice President, PIMCO and PIMCO Management, Inc.

Fitzgerald, Robert M.           Chief Financial Officer and Treasurer, PIMCO, PIMCO Management,
                                Inc., Cadence Capital Management, Inc., NFJ Investment Group,
                                NFJ Management, Inc., Parametric Portfolio Associates,
                                Parametric Management Inc., StocksPLUS Management Inc. and
                                PIMCO Funds Distributors LLC; Chief Financial Officer and
                                Assistant Treasurer, Cadence Capital Management; Director,
                                Senior Vice President and Chief Financial Officer, Oppenheimer
                                Group, Inc.; Chief Financial Officer and Senior Vice President,
                                PIMCO Advisors; Chief Financial Officer, PIMCO Global Advisors
                                LLC.

Foulke, Steve A.                Vice President, PIMCO and PIMCO Management, Inc.

Name                            Business and Other Connections
----                            ------------------------------
Frisch, Ursula T.               Vice President, PIMCO and PIMCO Management, Inc.

Garbuzov, Yuri P.               Vice President, PIMCO and PIMCO Management, Inc.

Gross, William H.               Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Director and Vice President, StocksPLUS
                                Management, Inc.; Senior Vice President of the Trust and PIMCO
                                Variable Insurance Trust; Member of Management Board, PIMCO
                                Advisors; Member of PIMCO Partners LLC.

Hague, John L.                  Managing Director and Executive Committee Member, PIMCO;
                                Director and Managing Director, PIMCO Management, Inc.; Member
                                of PIMCO Partners LLC.

Hally, Gordon C.                Executive Vice President, PIMCO and PIMCO Management, Inc.

Hamalainen, Pasi M.             Managing Director, PIMCO; Director and Managing Director,
                                PIMCO Management, Inc.

Hardaway, John P.               Senior Vice President, PIMCO and PIMCO Management, Inc.;
                                Treasurer of the Trust, PIMCO Variable Insurance Trust, PIMCO
                                Funds: Multi-Manager Series and PIMCO Commercial Mortgage
                                Securities Trust, Inc.

Harris, Brent R.                Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Director and Vice President, StocksPLUS
                                Management, Inc.; Trustee and Chairman of the Trust and PIMCO
                                Variable Insurance Trust; Director and Chairman, PIMCO
                                Commercial Mortgage Securities Trust, Inc.; Member of
                                Management Board and Executive Committee, PIMCO Advisors;
                                Member of PIMCO Partners LLC.

Hattesohl, Joseph D.            Vice President, PIMCO and PIMCO Management, Inc. Assistant
                                Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO
                                Funds: Multi-Manager Series and PIMCO Commercial Mortgage
                                Securities Trust, Inc.

Hayes, Raymond C.               Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Hinman, David C.                Senior Vice President, PIMCO and PIMCO Management, Inc.

Hocson, Liza M.                 Vice President, PIMCO and PIMCO Management, Inc.

Name                            Business and Other Connections
----                            ------------------------------
Hodge, Douglas M.               Executive Vice President, PIMCO and PIMCO Management, Inc.

Holden, Brent L.                Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.

Holloway, Dwight F., Jr.        Senior Vice President, PIMCO and PIMCO Management, Inc.

Hudoff, Mark                    Senior Vice President, PIMCO and PIMCO Management, Inc.

Isberg, Margaret E.             Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Senior Vice President of the Trust.

Kelleher, Thomas J.             Vice President, PIMCO, PIMCO Management, Inc. and the Trust

Keller, James M.                Senior Vice President, PIMCO and PIMCO Management, Inc.

Kennedy, Raymond G.             Senior Vice President, PIMCO and PIMCO Management, Inc.

Kiesel, Mark R.                 Vice President, PIMCO and PIMCO Management, Inc.

Kilmer, Sharon                  Executive Vice President, PIMCO and PIMCO Management, Inc.

Kirkbaumer, Steven P.           Vice President, PIMCO, PIMCO Management, Inc. and PIMCO
                                Variable Insurance Trust.

Larsen, Henrik P.               Vice President and Manager, Fund Administration, PIMCO.

Loftus, John S.                 Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Vice President and Assistant Secretary,
                                StocksPLUS Management, Inc.

Lown, David                     Vice President, PIMCO and PIMCO Management, Inc.

Lyon, Laura, M.                 Vice President, PIMCO and PIMCO Management, Inc.

Mallegol, Andre J.              Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Martin, Scott W.                Vice President, PIMCO and PIMCO Management, Inc.

Martini, Michael E.             Vice President, PIMCO and PIMCO Management, Inc.

Mather, Scott A.                Senior Vice President, PIMCO and PIMCO Management, Inc.

Name                            Business and Other Connections
----                            ------------------------------
Mayer, Benjamin L.              Vice President, PIMCO and PIMCO Management, Inc.

McCray, Mark V.                 Senior Vice President, PIMCO and PIMCO Management, Inc.

McCulley, Paul A.               Executive Vice President, PIMCO and PIMCO Management, Inc.

McDevitt, Joseph E.             Executive Vice President, PIMCO and PIMCO Management, Inc.;
                                Director and Chief Executive Officer, PIMCO Global Advisors
                                (Europe) Limited.

Meiling, Dean S.                Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Vice President, PIMCO Commercial Mortgage
                                Securities Trust, Inc.; Director, PIMCO Funds: Global Investors
                                Series plc and PIMCO Global Advisors (Ireland) Limited; Member,
                                PIMCO Partners LLC.

Metsch, Mark E.                 Vice President, PIMCO and PIMCO Management, Inc.

Mewbourne, Curtis               Vice President, PIMCO and PIMCO Management, Inc.

Millimet, Scott                 Vice President, PIMCO and PIMCO Management, Inc.

Moll, Jonathan D.               Vice President, PIMCO and PIMCO Management, Inc.

Monson, Kirsten S.              Senior Vice President, PIMCO and PIMCO Management, Inc.

Muzzy, James F.                 Managing Director and Executive Committee Member, PIMCO;
                                Director and Managing Director, PIMCO Management, Inc.;
                                Director and Vice President, StocksPLUS Management, Inc.;
                                Senior Vice President, PIMCO Variable Insurance Trust; Member
                                of PIMCO Partners LLC.

Nakamura, Doris S.              Vice President, PIMCO and PIMCO Management, Inc.

Nellemann, Mark D.              Vice President, PIMCO and PIMCO Management, Inc.

Nguyen, Vinh T.                 Controller, PIMCO; Vice President and Controller, PIMCO
                                Advisors, Cadence Capital Management, Inc., NFJ Management,
                                Inc., Parametric Management, Inc., StocksPLUS Management, Inc.,
                                PIMCO Funds Distributors LLC, PIMCO Management, Inc., PIMCO
                                Global Advisors LLC.

Ongaro, Douglas J.              Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Name                            Business and Other Connections
----                            ------------------------------
Otterbein, Thomas J.            Senior Vice President, PIMCO and PIMCO Management, Inc.

Palghat, Kumar N.               Vice President, PIMCO and PIMCO Management, Inc.

Perez, Keith                    Vice President, PIMCO and PIMCO Management, Inc.

Phansalker, Mohan V.            Senior Vice President, Senior Legal Officer and Assistant
                                Secretary, PIMCO and PIMCO Management, Inc.; Vice President and
                                Assistant Secretary, StocksPLUS Management, Inc.

Philipp, Elizabeth M.           Vice President, PIMCO and PIMCO Management, Inc.

Pittman, David J.               Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Podlich, William F. III         Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Member of Management Board, PIMCO Advisors;
                                Member of PIMCO Partners LLC.

Powers, William C.              Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Senior Vice President, PIMCO Commercial
                                Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC.

Randall, Terry A.               Vice President, PIMCO and PIMCO Management, Inc.

Romano, Mark A.                 Vice President, PIMCO, PIMCO Management, Inc. and the Trust

Roney, Scott L.                 Senior Vice President, PIMCO and PIMCO Management, Inc.;
                                Director and Chief Executive Officer, PIMCO Global Advisors
                                (Japan) Limited.

Rosborough, Michael J.          Senior Vice President, PIMCO and PIMCO Management, Inc.

Rowe, Cathy T.                  Vice President, PIMCO and PIMCO Management, Inc.

Ruthen, Seth R.                 Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.             Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO
                                Funds: Multi-Manager Series; PIMCO Variable Insurance Trust,
                                and PIMCO Commercial Mortgage Securities Trust, Inc.

Name                            Business and Other Connections
----                            ------------------------------
Schmider, Ernest L.             Managing Director and Secretary, PIMCO; Director, Managing
                                Director and Secretary, PIMCO Management, Inc.; Secretary,
                                PIMCO Partners LLC; Director and Assistant Secretary,
                                StocksPLUS Management, Inc.; Senior Vice President, PIMCO
                                Advisors.

Scholey, Leland T.              Senior Vice President, PIMCO, PIMCO Management, Inc. and the
                                Trust.

Schulist, Stephen O.            Vice President, PIMCO and PIMCO Management, Inc.

Scibisz, Iwona E.               Vice President, PIMCO and PIMCO Management, Inc.

Seliga, Denise C.               Vice President, PIMCO and PIMCO Management, Inc.

Seymour, Rita J.                Vice President, PIMCO and PIMCO Management, Inc.

Simon, Scott                    Executive Vice President, PIMCO and PIMCO Management, Inc.

Sullivan, Christopher           Vice President, PIMCO and PIMCO Management, Inc.

Theodore, Kyle, J.              Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.                  Managing Director, PIMCO; Director and Managing Director,
                                PIMCO Management, Inc.; Member PIMCO Partners LLC.

Thompson, William S. Jr.        Chief Executive Officer, Managing Director and Executive
                                Committee Member, PIMCO; Director, Managing Director and Chief
                                Executive Officer, PIMCO Management, Inc.; Director and
                                President, StocksPLUS Management, Inc.; Senior Vice President
                                of PIMCO Variable Insurance Trust; Vice President of the Trust
                                and PIMCO Commercial Mortgage Securities Trust, Inc.; Member of
                                Management Board and Executive Committee Member, PIMCO
                                Advisors; Member, President and Chief Executive Officer of
                                PIMCO Partners LLC.

Trinidad, Ronaele K.            Vice President, PIMCO and PIMCO Management, Inc.

Trosky, Benjamin L.             Managing Director, PIMCO; Director and Managing Director, PIMCO
                                Management, Inc.; Senior Vice President, PIMCO Commercial
                                Mortgage Securities Trust, Inc.; Member of Management Board,
                                PIMCO Advisors; Member of PIMCO Partners LLC.

Name                            Business and Other Connections
----                            ------------------------------
Tyson, Richard E.               Vice President, PIMCO and PIMCO Management, Inc.

Van de Zilver, Peter A.         Vice President, PIMCO and PIMCO Management, Inc.

Wantanabe, Koichi               Vice President, PIMCO and PIMCO Management, Inc.; Executive
                                Vice President and Director, PIMCO Global Advisors (Japan)
                                Limited.

Wegener, Marilyn                Vice President, PIMCO and PIMCO Management, Inc.

Weil, Richard M.                Assistant Secretary, PIMCO, PIMCO Management, Inc., Cadence
                                Capital Management, and PIMCO Funds Distributors LLC; General
                                Counsel and Senior Vice President, PIMCO Advisors; Secretary,
                                Cadence Capital Management, Inc. NFJ Management, Inc.,
                                Parametric Management, Inc., NFJ Investment Group, Parametric
                                Portfolio Associates, and StocksPLUS Management, Inc.; Vice
                                President, PIMCO Funds: Multi-Manager Series; Senior Vice
                                President, General Counsel and Assistant Secretary, PIMCO
                                Global Advisors LLC; Senior Vice President and Assistant
                                Secretary, PIMCO Global Advisors (Japan) Limited.

Westhead, Paul C.               Vice President, PIMCO and PIMCO Management, Inc.

Wilson, Susan                   Vice President, PIMCO and PIMCO Management, Inc.

Wood, George H.                 Executive Vice President, PIMCO and PIMCO Management, Inc.

Yetter, Michael A.              Senior Vice President, PIMCO and PIMCO Management, Inc.

Young, David                    Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Global
                                Advisors (Europe) Limited.

Zhu, Changhong                  Vice President, PIMCO and PIMCO Management, Inc.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.
The address of PIMCO Advisors L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.
The address of PIMCO Funds Distributors LLC is 2187 Atlantic Street, Stamford, CT 06902.

Item 27.     Principal Underwriter
--------     ---------------------

(a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager Series. The Distributor is a wholly-owned subsidiary of PIMCO Advisors.

(b)

Name and Principal               Positions and Offices                  Positions and Offices
 Business Address*                 with Underwriter                        with Registrant
 ----------------                  ----------------                        ---------------
Aarts, Erik M.                   Vice President                                 None

Bosch, James D.                  Regional Vice President                        None

Brennan, Deborah P.              Vice President, Compliance                     None
                                 Officer

Clark, Timothy R.                Executive Vice President                       None

Crean, Kelly                     Regional Vice President                        None

DeNicolo, Paul                   Regional Vice President                        None

Fessel, Jonathan P.              Regional Vice President                        None

Fitzgerald, Robert M.            Chief Financial Officer and                    None
                                 Treasurer

Gallagher, Michael J.            Regional Vice President                        None

Gengo, Joseph                    Regional Vice President                        None

Goldsmith, David S.              Regional Vice President                        None

Gray, Ronald H.                  Regional Vice President                        None

Hally, Dan                       Regional Vice President                        None

Hammond, Ned                     Regional Vice President                        None

Hans, Charles                    Regional Vice President                        None

Hayes, Derek B.                  Vice President                                 None

Horan, Christopher               Regional Vice President                        None

Hooper, Kristina                 Vice President                                 None

Name and Principal               Positions and Offices                  Positions and Offices
 Business Address*                 with Underwriter                        with Registrant
 ----------------                  ----------------                        ---------------
Hussey, John B.                  Regional Vice President                        None

Jobe, Stephen R.                 Senior Vice President                          None

Lynch, William E.                Senior Vice President                          None

Maginn, Stephen                  Executive Vice President                       None

Meyer, Wayne                     Regional Vice President                        None

Meyers, Andrew J.                Executive Vice President                       None

Murphy, George                   Regional Vice President                        None

Murphy, Kerry A.                 Vice President                                 None

Moyer, Fiora N.                  Regional Vice President                        None

Neugebauer, Phil J.              Senior Vice President                          None

Nguyen, Vinh T.                  Vice President, Controller                     None

Pearlman, Joffrey H.             Regional Vice President                        None

Pisapia, Glynne                  Regional Vice President                        None

Poli, Frank C.                   Vice President, Compliance                     None
                                 Officer

Russo, Anne Marie                Vice President                                 None

Seymour, Christopher             Regional Vice President                        None

Schlingheyde, Keith              Regional Vice President                        None

Schott, Newton B., Jr.           Executive Vice President/                      None
                                 Secretary, Chief
                                 Administrative/ Legal Officer

Short, Elizabeth                 Vice President                                 None

Name and Principal               Positions and Offices                  Positions and Offices
 Business Address*                 with Underwriter                        with Registrant
 ----------------                  ----------------                        ---------------
Smith Jr., Eugene M.             Vice President                                 None

Smith, Robert M.                 Regional Vice President                        None

Spear, Ellen Z.                  Vice President                                 None

Spezakis, Zinovia                Vice President                                 None

Thomas, William H., Jr.          Senior Vice President                          None

Treadway, Stephen J.             Chairman, President and Chief                  None
                                 Executive Officer

Troyer, Paul H.                  Senior Vice President                          None

Vlachos, Teresa                  Vice President                                 None

Weil, Richard M.                 Assistant Secretary                            None

Zimmerman, Glen A.               Vice President                                 None

__________

          * The business address of all officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.

Item 28.  Location of Accounts and Records
--------  --------------------------------

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, and Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

Item 31.  Management Services
--------  -------------------

          Not Applicable

Item 32.  Undertakings
--------  ------------

          (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

          (b) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington in the District of Columbia on the 31st day of March, 2000.

                         PIMCO VARIABLE INSURANCE TRUST

                     By:
                        ------------------------------
                        R. Wesley Burns*
                        President


                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                 Title                           Date
----------                 -----                           ----


                           Trustee                         March 31, 2000
------------------------
Guilford C. Babcock*


                           Trustee                         March 31, 2000
------------------------
E. Philip Cannon


                           Trustee                         March 31, 2000
------------------------
Thomas P. Kemp*


                           Trustee                         March 31, 2000
------------------------
J. Michael Hagan

                           Trustee and Chairman            March 31, 2000
------------------------
Brent R. Harris*


                           Trustee                         March 31, 2000
------------------------

William J. Popejoy*

                           Trustee                         March 31, 2000
------------------------
Vern O. Curtis*

                           Trustee and President           March  31, 2000
------------------------
R. Wesley Burns*


                           Treasurer (Principal            March 31, 2000
------------------------   Financial and Accounting
John P. Hardaway*          Officer)


*  By:
       ------------------------------
       Robert W. Helm,
       as attorney-in-fact

* Pursuant to powers of attorney filed as Exhibit 19 to the initial Registration Statement on October 3, 1997.